UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-02679

DAVIS SERIES, INC.
(Exact name of registrant as specified in charter)

2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Address of principal executive offices)

Ryan M. Charles
Davis Selected Advisers, L.P.
2949 East Elvira Road, Suite 101
Tucson, AZ 85756
(Name and address of agent for service)

Registrant’s telephone number, including area code: 520-806-7600
Date of fiscal year end: December 31, 2019
Date of reporting period: December 31, 2019

____________________

ITEM 1. REPORT TO STOCKHOLDERS

DAVIS SERIES, INC.	Table of Contents

This Annual Report is authorized for use by existing shareholders. Prospective shareholders must receive a current Davis Series, Inc. prospectus, which contains more information about investment strategies, risks, charges, and expenses. Please read the prospectus carefully before investing or sending money.
Shares of the Davis Funds are not deposits or obligations of any bank, are not guaranteed by any bank, are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.
Portfolio Proxy Voting Policies and Procedures
The Funds have adopted Portfolio Proxy Voting Policies and Procedures under which the Funds vote proxies relating to securities held by the Funds. A description of the Funds’ Portfolio Proxy Voting Policies and Procedures is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.

In addition, the Funds are required to file Form N-PX, with their complete proxy voting record for the 12 months ended June 30th, no later than August 31st of each year. The Funds’ Form N-PX filing is available (i) without charge, upon request, by calling the Funds toll-free at 1-800-279-0279, (ii) on the Funds’ website at www.davisfunds.com, and (iii) on the SEC’s website at www.sec.gov.
Quarterly Schedule of Investments and Form N-MFP
The Funds file their complete schedule of investments with the SEC on Form N-CSR (as of the end of the second and fourth quarters) and on Form N-PORT Part F (as of the end of the first and third quarters [excluding Davis Government Money Market Fund]). Davis Government Money Market Fund files its complete schedule of portfolio holdings with the SEC for each month end on Form N-MFP. The Funds’ Forms N-CSR (Annual and Semi-Annual Reports), N-PORT Part F, and Davis Government Money Market Fund’s Form N-MFP are available without charge, upon request, by calling 1-800-279-0279, on the Funds’ website at www.davisfunds.com, and on the SEC’s website at www.sec.gov. A list of the Funds’ quarter-end holdings (other than Davis Government Bond Fund and Davis Government Money Market Fund) is also available at www.davisfunds.com on or about the 15th day following each quarter end and remains available on the website until the list is updated for the subsequent quarter.

DAVIS SERIES, INC.	Shareholder Letter

Dear Fellow Shareholder,

As stewards of our customers’ savings, the management team and Directors of Davis Funds recognize the importance of candid, thorough, and regular communication with our shareholders. In our Annual and Semi-Annual Reports we include all of the required quantitative information such as audited financial statements, detailed footnotes, performance reports, fund holdings, and performance attribution. Also included is a list of positions opened and closed.

In addition, we produce a Manager Commentary for certain funds, which is published semi-annually. In this commentary, we give a more qualitative perspective on fund performance, discuss our thoughts on individual holdings, and share our investment outlook. You may obtain a copy of the current Manager Commentary either on our website, www.davisfunds.com, or by calling 1-800-279-0279.

We thank you for your continued trust. We will do our best to earn it in the years ahead.

Sincerely,

Christopher C. Davis
President

February 3, 2020

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND

Performance Overview
Davis Opportunity Fund underperformed the Standard & Poor’s 1500® Index (“S&P 1500®”) for the twelve-month period ended December 31, 2019 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 25.49%, versus a 30.90% return for the S&P 1500®. The sectors1 within the S&P 1500® that reported the strongest performance were Information Technology (up 50%), Communication Services (up 32%), and Financials (up 32%). All sectors within the S&P 1500® reported positive performance. Those that reported the weakest, yet still positive, performance were Energy (up 10%), Health Care (up 21%), and Materials (up 24%).

Detractors from Performance
The Fund’s Energy sector holdings were the most significant detractor2 from performance on both an absolute basis and relative to the S&P 1500®. The Fund’s weaker stock selection and overweight position hindered its performance (down 15%, versus up 10%, and 12% average weighting, compared with 5% for the S&P 1500®). Altus Midstream3 (down 63%) and Seven Generations Energy (down 20%) were the top two detractors during the period. Encana (down 29%) and Cabot Oil & Gas (down 8%) were two other Energy holdings that were among the top detractors. Cabot Oil & Gas was a new position that was initiated during the second half of 2019. The fund no longer owns Encana.
While the Fund’s Information Technology sector holdings managed to outperform those of the S&P 1500® (up 55%, compared to up 50%), this sector hindered the Fund’s relative performance due to its significant underweight position in the top performing sector (11% average weighting, compared with 20% for the S&P 1500®).
Two of the Fund’s private equity holdings were included in the top detractors during the period, Grab Holdings (down 10%) and Didi Chuxing (down 1%).
Quotient Technology (down 8%), a provider of e-commerce marketing, was a leading detractor from the Consumer Discretionary sector. Fang Holdings (down 57%), which is a Chinese business focused on providing support to the Real Estate sector, was among the top detractors.

When compared to the S&P 1500®, the Fund’s performance was hindered by having approximately 4% of its average net assets in cash and repurchase agreements.

The Fund ended the period with roughly 22% of net assets in foreign securities. These foreign holdings (up 16%) underperformed the Fund’s domestic holdings (up 32%).

Contributors to Performance
The Industrials sector was a top contributor to Fund performance. The Fund benefited as a result of strong stock selection (up 36%, versus up 30% for the S&P 1500®). The Fund’s largest holding at the end of the period and the top contributor was United Technologies (up 44%), representing 6.27% of net assets. Johnson Controls (up 41%) and Eaton (up 43%) were also top contributors.
Additional contributions to Fund performance were largely stock specific. Other holdings that were helpful to Fund performance were Qorvo (up 91%), Sul America (up 108%), Alphabet (up 29%), and Adient (up 41%).
Three of the Fund’s Health Care holdings made the list of top contributors. They were Quest Diagnostics (up 31%), Humana (up 50%), and UnitedHealth (up 20%).

Davis Opportunity Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Opportunity Fund’s principal risks are: common stock risk, depositary receipts risk, emerging market risk, fees and expenses risk, foreign country risk, foreign currency risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2019, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 1500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS OPPORTUNITY FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Opportunity Fund Class A versus the Standard & Poor’s 1500® Index over 10 years for an investment made on December 31, 2009

$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$0
S&P 1500®
DOF-A*
S&P 1500®
$35,542
DOF-A*
$28,884
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19

Average Annual Total Return for periods ended December 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	25.49%	10.06%	11.73%	10.60%	12/01/94	0.93%	0.93%
Class A - with sales charge	19.53%	9.00%	11.19%	10.39%	12/01/94	0.93%	0.93%
Class C**	23.49%	9.20%	10.85%	7.51%	08/15/97	1.74%	1.74%
Class Y	25.76%	10.32%	12.00%	7.93%	09/18/97	0.70%	0.70%
S&P 1500® Index***	30.90%	11.46%	13.51%	10.37%

The Standard & Poor’s 1500® Index is comprised of the S&P 500®, S&P MidCap 400®, and S&P SmallCap 600® indices, which together represent approximately 90% of U.S. market capitalization. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
Davis Opportunity Fund’s performance benefited from IPO purchases in 2013 and 2014. After purchase, the IPOs rapidly increased in value. The Adviser purchases shares intending to benefit from long-term growth of the underlying company; the rapid appreciation of the IPOs were unusual occurrences.

*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND

Performance Overview

Davis Government Bond Fund slightly underperformed the Bloomberg Barclays U.S. Government 1-3 Year Bond Index (“Bloomberg Index”) for the twelve-month period ended December 31, 2019 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 3.23%, versus a 3.59% return for the Bloomberg Index. Similar to past periods, expenses weighed on performance. The net expense ratio for Class A shares was 1.05%.

The Fund’s investment strategy, under normal circumstances, is to invest exclusively in U.S. Government securities and repurchase agreements, collateralized by U.S. Government securities, with a weighted average maturity of three years or less. The Fund’s largest position was in collateralized mortgage obligations (average weighting of 64%). During the period the Fund had an average weighting of 10% in repurchase agreements, which was a hindrance to performance. The Fund maintained a weighted average maturity of 2.15 years as of the end of the period.

Davis Government Bond Fund’s investment objective is current income. There can be no assurance that the Fund will achieve its objective. Davis Government Bond Fund’s principal risks are: changes in debt rating risk, credit risk, extension and prepayment risk, fees and expenses risk, inflation risk, interest rate risk, repurchase agreement risk, U.S. Government securities risk, and variable current income risk. See the prospectus for a full description of each risk.

Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2019, unless otherwise noted.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS GOVERNMENT BOND FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Government Bond Fund Class A versus the Bloomberg Barclays U.S. Government 1-3 Year Bond Index
over 10 years for an investment made on December 31, 2009

Bloomberg Index
DGBF-A*
Bloomberg Index
$11,321
DGBF-A*
$10,331
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$0
12/31/09
12/31/10
12/31/11
12/31/12
12/31/13
12/31/14
12/31/15
12/31/16
12/31/17
12/31/18
12/31/19

Average Annual Total Return for periods ended December 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	3.23%	0.79%	0.81%	3.02%	12/01/94	1.09%	1.05%
Class A - with sales charge	(1.67)%	(0.19)%	0.33%	2.82%	12/01/94	1.09%	1.05%
Class C**	1.47%	0.03%	0.02%	2.16%	08/19/97	2.31%	1.80%
Class Y	3.29%	1.05%	1.10%	2.51%	09/01/98	0.93%	0.80%
Bloomberg Barclays U.S. Government 1-3 Year Bond Index***	3.59%	1.40%	1.25%	3.62%

The Bloomberg Barclays U.S. Government 1-3 Year Bond Index measures the investment grade, U.S. dollar-denominated, fixed-rate Treasuries and government-related securities. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 12/01/94.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND

Performance Overview
Davis Financial Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®”) for the twelve-month period ended December 31, 2019 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 26.31%, versus a return of 31.49% for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Information Technology (up 51%), Financials (up 33%), and Communication Services (up 33%). All of the sectors within the S&P 500® reported positive performance during the period. The sectors that reported the weakest, yet still positive, performance were Energy (up 12%), Health Care (up 21%), and Materials (up 25%).

Detractors from Performance
As it was a strong period and the Fund had positive returns in each industry, the below discussion will focus primarily on the Fund’s performance relative to the S&P 500®.

The Fund’s Insurance securities were the most substantial detractor2 from performance relative to the S&P 500® due to weaker stock selection (up 21%, versus up 29%). Greenlight Capital3 (up 17%), Swiss Re (up 30%), and Everest (up 30%) were among the holdings that had the least impact on performance during the period.

The Fund’s Bank holdings underperformed those of the S&P 500® (up 27%, compared with up 41%). Only two of the Fund’s holdings had negative returns and both were from the Bank industry. Metro Bank (down 75%), which was a new purchase, and Danske Bank (down 12%) were the top two detractors for the period.

The Fund’s holdings in the Diversified Financial Services industry were a detractor on a relative basis. The Fund held weaker performing stocks (up 13%, compared with up 23%) in this industry. Visa was up 25% during the period, but was among the weaker performing securities. The Fund liquidated its position in Visa during the period.

Other positive performers which were among the weaker performers included Blackstone Group (up 23%), Charles Schwab (up 16%), DBS Group Holdings (up 17%), and Oaktree Capital Group (up 25%). Blackstone Group and Oaktree Capital Group were sold during the period.

The Fund had approximately a 17% position in foreign securities at the end of the period. The Fund’s foreign holdings underperformed its domestic holdings (up 20%, versus up 29%).
Contributors to Performance
While a top relative detractor, the Bank industry was the top absolute contributor. The Fund had an average weighting of 35% of net assets invested in Bank securities during the period. JPMorgan Chase (up 47%), which was a top contributor, U.S. Bancorp (up 34%), and Wells Fargo (up 21%) were all strong performing securities.

Consumer Finance securities were the top contributor to relative performance. The Fund’s only two Consumer Finance securities, Capital One Financial (up 39%) and American Express (up 33%), performed positively. Capital One Financial was the largest holding at the end of the period with 8.51% of total net assets.

Capital Markets aided absolute and relative performance due to strong stock selection. The Fund’s Capital Markets securities were up 32%, while the S&P 500®’s were up 30%. Julius Baer (up 50%), Goldman Sachs (up 40%), and State Street (up 29%) boosted performance.

Chubb (up 23%) and Berkshire Hathaway (up 11%) were also helpful to performance.

Davis Financial Fund’s investment objective is long-term growth of capital. There can be no assurance that the Fund will achieve its objective. Davis Financial Fund’s principal risks are: common stock risk, credit risk, depositary receipts risk, emerging market risk, fees and expenses risk, financial services risk, focused portfolio risk, foreign country risk, foreign currency risk, headline risk, interest rate sensitivity risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, and stock market risk. See the prospectus for a full description of each risk.

Davis Financial Fund concentrates its investments in the financial sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the financial sector more than a fund that does not concentrate its portfolio.
Davis Financial Fund is allowed to focus its investments in fewer companies, and it may be subject to greater risks than a more diversified portfolio that is not allowed to focus its investments in a few companies. Should the portfolio manager determine that it is prudent to focus the Fund’s portfolio in a few companies, the Fund’s investment performance, both good and bad, is expected to reflect the economic performance of its more focused portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2019, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS FINANCIAL FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Financial Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2009

Average Annual Total Return for periods ended December 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	26.31%	9.23%	10.69%	11.56%	05/01/91	0.94%	0.94%
Class A - with sales charge	20.31%	8.18%	10.16%	11.38%	05/01/91	0.94%	0.94%
Class C**	24.27%	8.36%	9.75%	6.99%	08/12/97	1.72%	1.72%
Class Y	26.54%	9.46%	10.89%	8.19%	03/10/97	0.72%	0.72%
S&P 500® Index***	31.49%	11.69%	13.55%	9.98%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalizations, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 05/01/91.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND

Performance Overview
Davis Appreciation & Income Fund underperformed the Standard & Poor’s 500® Index (“S&P 500®”) for the twelve-month period ended December 31, 2019 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 20.33%, versus a return of 31.49% for the S&P 500®. The sectors1 within the S&P 500® that reported the strongest performance were Information Technology (up 51%), Financials (up 33%), and Communication Services (up 33%). All of the sectors within the S&P 500® reported positive performance during the period. The sectors that reported the weakest, yet still positive, performance were Energy (up 12%), Health Care (up 21%), and Materials (up 25%).
The Fund ended the period with 75% of net assets invested in equities, 22% in fixed-income securities, and 3% in repurchase agreements and cash. The Fund’s fixed-income securities play an important role in building a balanced portfolio with the hope that they might smooth some of the ups and downs of the stock market for shareholders.
Detractors from Performance
Given the strong performance of the equity market during the period, the Fund’s relative performance was hurt the most by its positions in cash, repurchase agreements, and fixed-income securities. Of the top ten detractors2, five were fixed income securities.
The Fund’s Energy sector holdings were the most significant detractor from performance on an absolute basis and also detracted from performance relative to the S&P 500®. The Fund’s weaker stock selection (down 3%, versus up 12% for the S&P 500®) hindered performance. Apache3 (up 1%) and Encana (down 18%) were the top two detractors. While Apache was up during the period, the Fund added to the position in May and subsequently trimmed the position in November. The timing of these trades detracted from performance.
Financials were the top equity position detractor on a relative basis due to weaker performing stocks (up 21%, versus up 33% for the S&P 500®). Securities that held back performance included Danske Bank (down 12%) and AIA Group (up less than 1%). AIA Group, which is a new holding, provides life insurance throughout the Asia-Pacific region.
While the Fund’s Information Technology holdings outperformed those of the S&P 500® (up 55%, versus up 51%) the Fund suffered when compared to the S&P 500® due to its underweight position (13% average weighting, versus 20%) in the strongest-performing sector.
The Fund had an average weighting of 10% of its net assets in foreign equity securities. These securities significantly underperformed the U.S. holdings (up 13%, compared with up 31%).
Contributors to Performance
While top detractors on a relative basis, the Fund’s Financial and Information Technology equity holdings were very helpful to the Fund’s absolute performance. Financial holdings that were among the top contributors included Capital One Financial (up 39%), U.S. Bancorp (up 34%), and Wells Fargo (up 21%). All four of the Fund’s Information Technology equity holdings were among the top contributors. They included Applied Materials (up 90%), Microsoft (up 58%), Texas Instruments (up 40%), and Intel (up 31%).

On a relative basis, the Fund benefited from stronger stock selection in the Industrials sector (up 41%, versus up 29%). United Technologies (up 44%) and Johnson Controls (up 41%) were top contributors.

Alphabet (up 29%), the parent company of Google, was also among the top contributors during the period.

Davis Appreciation & Income Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Appreciation & Income Fund’s principal risks are: bonds and other debt securities risk, changes in debt rating risk, common stock risk, convertible securities risk, credit risk, depositary receipts risk, extension and prepayment risk, fees and expenses risk, foreign country risk, headline risk, high-yield, high-risk debt securities risk, interest rate risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, preferred stock risk, stock market risk, and variable current income risk. See the prospectus for a full description of each risk.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2019, unless otherwise noted.
[1]
The companies included in the Standard & Poor’s 500® Index are divided into eleven sectors. One or more industry groups make up a sector. For purposes of measuring concentration, the Fund generally classifies companies at the industry group or industry level. See the SAI for additional information regarding the Fund’s concentration policy.

[2]
A company’s or sector’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Appreciation & Income Fund Class A versus the
Standard & Poor’s 500® Index over 10 years for an investment made on December 31, 2009

Average Annual Total Return for periods ended December 31, 2019

Fund & Benchmark Index	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	20.33%	4.76%	7.50%	8.00%	05/01/92	1.01%	1.01%
Class A - with sales charge	14.62%	3.75%	6.99%	7.81%	05/01/92	1.01%	1.01%
Class C**	18.38%	3.93%	6.64%	5.31%	08/12/97	1.81%	1.80%
Class Y	20.72%	5.05%	7.75%	6.91%	11/13/96	0.69%	0.69%
S&P 500® Index***	31.49%	11.69%	13.55%	9.91%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 05/01/92.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND

Performance Overview
Davis Real Estate Fund performed in line with the Wilshire U.S. Real Estate Securities Index (“Wilshire Index”) for the twelve-month period ended December 31, 2019 (the “period”). The Fund’s Class A shares delivered a total return on net asset value of 25.39%, versus a 25.79% return for the Wilshire Index. The sub-industries1 within the Wilshire Index that reported the strongest performance were Industrial REITs (up 50%), Hotels, Resorts & Cruise Lines (up 34%), and Diversified REITs (up 31%). All of the sub-industries within the Wilshire Index reported positive performance during the period. Those that reported the weakest, yet still positive, performance were Retail REITs (up 6%), Hotel & Resort REITs (up 17%), and Health Care REITs (up 19%).

Detractors from Performance
As it was a strong period and the Fund had positive returns in each sub-industry, the below discussion will focus primarily on the Fund’s performance relative to the Wilshire Index.

The Fund ended the period with 3.98% of net assets invested in repurchase agreements. The Fund’s repurchase agreement position was its biggest detractor2 in this strong market environment.

Residential REITs were a top absolute contributor, however this position hindered the Fund’s relative performance as the Wilshire Index’s holdings in this sub-industry were stronger during the period (up 31%, compared to up 28% for the Fund).

The Fund was overweight in the lowest performing sub-industry, Retail REITs, when compared to the Wilshire Index (18% average weighting, versus 15%). The Fund’s largest holding, both at the beginning and end of the period, was Simon Property Group3 (down 7%), which was the top detractor. Other detractors from the Retail REITs sub-industry included Macerich (down 32%), CBL & Associates Properties (down 37%), and Kimco Realty (down less than 1%). CBL & Associates Properties and Kimco Realty were sold during the period.

Two new holdings from the Specialized REITs sub-industry were among the top detractors. They were CyrusOne (down 14%) and Jernigan Capital (down 1%).

Other weak performers included Alexander & Baldwin (down 8%) and Ventas (up 3%). Alexander & Baldwin was a new purchase that was subsequently sold during the period.

Contributors to Performance

Office REITs helped the Fund’s absolute performance and its performance compared to the Wilshire Index owing to stronger stock selection (up 32%, versus up 29%) and its weighting (17% average weighting, versus 14%). Alexandria Real Estate (up 44%), Hudson Pacific Properties (up 33%), and Cousins Properties (up 35%) positively impacted performance.

Likewise, the Fund’s holdings in the Industrial REITs sub-industry made a significant contribution to relative performance and were an important absolute contributor as well. The Fund benefited from both strong stock selection (up 56%, versus up 50% for the Wilshire Index) and its slightly overweight position (11% average weighting, versus 10%) in the strongest performing sub-industry for the period. Three of the Fund’s five Industrial REIT holdings were among the top performers, including Prologis (up 56%), Rexford Industrial Realty (up 58%), and Terreno Realty (up 57%).

The largest contributor to the Fund’s absolute return was its position in Residential REITs, which represented 21% of net assets at the end of the period. This sub-industry was a key contributor to performance (up 28%). An individual contributor was AvalonBay Communities (up 24%).

The Fund’s position in Hotel & Resort REITs was helpful to performance relative to the Wilshire Index. This was due to both the Fund’s lower weighting and stronger stock selection. The Fund held 3% of its average net assets (compared to 5% for the Wilshire Index) in Hotel & Resort REITs. The Fund’s Hotel & Resort REITs holdings were up 21%, compared with up 17% for the Wilshire Index.

Equinix (up 69%), a global data center provider, was the largest contributor to the Fund’s performance during the period. Other top contributors included Brixmor Property Group (up 57%) and Crown Castle (up 35%).

Davis Real Estate Fund’s investment objective is total return through a combination of growth and income. There can be no assurance that the Fund will achieve its objective. Davis Real Estate Fund’s principal risks are: common stock risk, fees and expenses risk, headline risk, large-capitalization companies risk, manager risk, mid- and small-capitalization companies risk, real estate risk, stock market risk, and variable current income risk. See the prospectus for a full description of each risk.

Davis Real Estate Fund concentrates its investments in the real estate sector, and it may be subject to greater risks than a fund that does not concentrate its investments in a particular sector. The Fund’s investment performance, both good and bad, is expected to reflect the economic performance of the real estate sector more than a fund that does not concentrate its portfolio.
Past performance does not guarantee future results, Fund prices fluctuate, and the value of an investment may be worth more or less than the purchase price. Data provided in this performance overview is for the twelve-month period ended December 31, 2019, unless otherwise noted. Return figures for underlying Fund positions reflect the return of the security from the beginning of the period or the date of first purchase if subsequent thereto through the end of the period or the date the position is completely liquidated. The actual contribution to the Fund will vary based on a number of factors (e.g., trading activity, weighting). Portfolio holding information is as of the end of the twelve-month period, December 31, 2019, unless otherwise noted.
[1]	The companies included in the Wilshire U.S. Real Estate Securities Index are divided into ten sub-industries.
[2]
A company’s or sub industry’s contribution to or detraction from the Fund’s performance is a product both of its appreciation or depreciation and its weighting within the Fund. For example, a 5% holding that rises 20% has twice as much impact as a 1% holding that rises 50%.

[3]
This Management Discussion of Fund Performance discusses a number of individual companies. The information provided in this report does not provide information reasonably sufficient upon which to base an investment decision and should not be considered a recommendation to purchase, sell, or hold any particular security. The Schedule of Investments lists the Fund’s holdings of each company discussed.

DAVIS SERIES, INC.	Management’s Discussion of Fund Performance
DAVIS REAL ESTATE FUND - (CONTINUED)

Comparison of a $10,000 investment in Davis Real Estate Fund Class A versus the
Standard & Poor’s 500® Index and the Wilshire U.S. Real Estate Securities Index
 over 10 years for an investment made on December 31, 2009

Average Annual Total Return for periods ended December 31, 2019

Fund & Benchmark Indices	1-Year	5-Year	10-Year	Since Inception	Inception Date	Gross Expense Ratio	Net Expense Ratio
Class A - without sales charge	25.39%	7.66%	10.82%	9.70%	01/03/94	0.98%	0.98%
Class A - with sales charge	19.43%	6.62%	10.29%	9.49%	01/03/94	0.98%	0.98%
Class C**	23.33%	6.74%	9.88%	7.69%	08/13/97	1.82%	1.80%
Class Y	25.69%	7.91%	11.09%	9.22%	11/08/96	0.77%	0.77%
S&P 500® Index***	31.49%	11.69%	13.55%	9.87%
Wilshire U.S. Real Estate Securities Index***	25.79%	7.21%	12.11%	10.31%

The Standard & Poor’s 500® Index is an unmanaged index of 500 selected common stocks, most of which are listed on the New York Stock Exchange. The Index is adjusted for dividends, weighted towards stocks with large market capitalization, and represents approximately two-thirds of the total market value of all domestic common stocks. Investments cannot be made directly in the Index.
The Wilshire U.S. Real Estate Securities Index is a broad measure of the performance of publicly traded real estate securities. It reflects no deduction for fees or expenses. Investments cannot be made directly in the Index.
The performance data quoted in this report represents past performance, assumes that all distributions were reinvested, and is not a guarantee of future results. The investment return and principal value will fluctuate so that shares may be worth more or less than their original cost when redeemed. Current performance may be higher or lower than performance data quoted. Returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The operating expense ratios may vary in future years. For most recent month-end performance information, please call Investor Services at 1-800-279-0279 or visit the Fund’s website at www.davisfunds.com.
*Reflects 4.75% front-end sales charge.
**Includes any applicable contingent deferred sales charge. Because Class C shares automatically convert to Class A shares after 10 years, the “Since Inception” return for Class C reflects Class A performance for the period after conversion.
***Inception return is from 01/03/94.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND	December 31, 2019

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/19 Net Assets)		(% of 12/31/19 Stock Holdings)

			Fund	S&P 1500®
Common Stock (U.S.)	74.60%	Health Care	18.79%	13.87%
Common Stock (Foreign)	10.84%	Capital Goods	16.84%	6.84%
Preferred Stock (Foreign)	11.22%	Information Technology	13.08%	22.48%
Short-Term Investments	3.41%	Transportation	10.16%	1.91%
Other Assets & Liabilities	(0.07)%	Energy	8.12%	4.20%
	100.00%	Retailing	7.82%	6.03%
		Media & Entertainment	6.80%	7.64%
		Insurance	6.07%	2.49%
		Diversified Financials	5.48%	4.88%
		Banks	4.83%	5.93%
		Automobiles & Components	1.92%	0.57%
		Commercial & Professional Services	0.09%	0.94%
		Food, Beverage & Tobacco	–	3.64%
		Other	–	18.58%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/19 Net Assets)

United Technologies Corp.	Capital Goods	6.27%
Quest Diagnostics Inc.	Health Care Equipment & Services	6.26%
Alphabet Inc., Class C	Media & Entertainment	5.63%
Wells Fargo & Co.	Banks	4.67%
Grab Holdings Inc., Pfd. *	Transportation	4.59%
UnitedHealth Group Inc.	Health Care Equipment & Services	4.58%
Didi Chuxing Joint Co., Pfd. **	Transportation	4.12%
Qorvo Inc.	Semiconductors & Semiconductor Equipment	3.78%
Amazon.com, Inc.	Retailing	3.64%
Humana Inc.	Health Care Equipment & Services	3.44%

* Grab Holdings Inc., Pfd. holding includes Series F and Series G.
** Didi Chuxing Joint Co., Pfd. holding includes Series A and Series B.

DAVIS SERIES, INC.	Fund Overview
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2019

New Positions Added (01/01/19-12/31/19)
(Highlighted positions are those greater than 2.00% of the Fund’s 12/31/19 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/19 Net Assets
AIA Group Ltd.	Life & Health Insurance	09/12/19	2.20%
Cabot Oil & Gas Corp.	Energy	07/26/19	0.89%
DXC Technology Co.	Software & Services	08/09/19	0.36%
Humana Inc.	Health Care Equipment & Services	05/07/19	3.44%

Positions Closed (01/01/19-12/31/19)
(Gains and losses greater than $3,000,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Encana Corp.	Energy	12/06/19	$(3,508,810)
General Electric Co.	Capital Goods	06/10/19	(3,522,566)
iQIYI, Inc., Class A, ADR	Media & Entertainment	09/12/19	366,179
JD.com, Inc., Class A, ADR	Retailing	09/12/19	1,220,679
Safran S.A.	Capital Goods	10/11/19	7,639,406
Shire PLC, ADR	Pharmaceuticals, Biotechnology &
	Life Sciences	01/04/19	438,316
Wabtec Corp.	Capital Goods	04/18/19	1,908

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT BOND FUND	December 31, 2019

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/19 Net Assets)		(% of 12/31/19 Fixed Income)

Fixed Income	93.51%	Collateralized Mortgage Obligations	69.10%
Short-Term Investments	6.41%	Fannie Mae Mortgage Pools	14.94%
Other Assets & Liabilities	0.08%	Ginnie Mae Mortgage Pools	9.91%
	100.00%	Freddie Mac Mortgage Pools	6.05%
			100.00%

Top 10 Fixed Income Holdings
(% of Fund’s 12/31/19 Net Assets)

Freddie Mac Multifamily Structured Pass-Through, 2.856%, 01/25/21	Collateralized Mortgage Obligations	7.21%
Ginnie Mae, 4.70%, 01/20/63, Pool No. AC0934	Ginnie Mae Mortgage Pools	6.63%
Fannie Mae, 3.00%, 04/25/39	Collateralized Mortgage Obligations	5.76%
Freddie Mac, 4.00%, 05/01/27, Pool No. G14593	Freddie Mac Mortgage Pools	5.66%
Freddie Mac Multifamily Structured Pass-Through, 2.1271% (1 month LIBOR + 43), 01/25/24	Collateralized Mortgage Obligations	4.70%
Ginnie Mae, 1.45%, 10/16/40	Collateralized Mortgage Obligations	4.58%
Ginnie Mae, 3.00%, 03/20/69	Collateralized Mortgage Obligations	4.30%
Fannie Mae, 3.50%, 01/25/39	Collateralized Mortgage Obligations	4.04%
Fannie Mae, 3.09%, 03/01/24, Pool No. AN5010	Fannie Mae Mortgage Pools	3.81%
Fannie Mae, 2.50%, 07/25/47	Collateralized Mortgage Obligations	3.73%

DAVIS SERIES, INC.	Fund Overview
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2019

Portfolio Composition		Maturity Diversification
(% of Fund’s 12/31/19 Net Assets)		(% of 12/31/19 Portfolio Holdings)

Repurchase Agreements	55.60%	0-30 Days	85.19%
Federal Farm Credit Bank	25.93%	31-90 Days	8.56%
Federal Home Loan Bank	8.81%	91-180 Days	0.72%
Fannie Mae	1.96%	181-397 Days	5.53%
Freddie Mac	1.90%		100.00%
Other Assets & Liabilities	5.80%
	100.00%

The maturity dates of floating rate securities used in the Maturity Diversification table are considered to be the effective maturities, based on the reset dates of the securities’ variable rates. See the Fund’s Schedule of Investments for a listing of the floating rate securities.

DAVIS SERIES, INC.	Fund Overview
DAVIS FINANCIAL FUND	December 31, 2019

Portfolio Composition		Industry Weightings
(% of Fund’s 12/31/19 Net Assets)		(% of 12/31/19 Stock Holdings)

			Fund	S&P 500®
Common Stock (U.S.)	82.57%	Diversified Financials	40.21%	5.01%
Common Stock (Foreign)	16.56%	Banks	39.22%	5.63%
Short-Term Investments	0.89%	Insurance	17.33%	2.31%
Other Assets & Liabilities	(0.02)%	Media & Entertainment	3.24%	8.23%
	100.00%	Information Technology	–	23.20%
		Health Care	–	14.20%
		Capital Goods	–	6.42%
		Retailing	–	6.24%
		Energy	–	4.35%
		Food, Beverage & Tobacco	–	3.79%
		Other	–	20.62%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/19 Net Assets)

Capital One Financial Corp.	Consumer Finance	8.51%
Berkshire Hathaway Inc., Class A	Diversified Financial Services	7.89%
U.S. Bancorp	Banks	7.51%
JPMorgan Chase & Co.	Banks	7.51%
Wells Fargo & Co.	Banks	6.34%
Bank of New York Mellon Corp.	Capital Markets	5.63%
American Express Co.	Consumer Finance	5.44%
Markel Corp.	Property & Casualty Insurance	5.12%
Chubb Ltd.	Property & Casualty Insurance	3.74%
DNB ASA	Banks	3.68%

New Positions Added (01/01/19-12/31/19)
(Highlighted positions are those greater than 3.00% of the Fund’s 12/31/19 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/19 Net Assets
Bank of America Corp.	Banks	03/14/19	3.63%
Metro Bank PLC	Banks	04/23/19	0.54%

Positions Closed (01/01/19-12/31/19)
(Gains greater than $11,000,000 are highlighted)
Security	Industry	Date of Final Sale	Realized Gain
Blackstone Group L.P.	Capital Markets	04/17/19	$850,792
KKR & Co. Inc., Class A	Capital Markets	12/04/19	11,356,267
Oaktree Capital Group LLC, Class A	Capital Markets	03/15/19	4,372,274
Visa Inc., Class A	Diversified Financial Services	04/30/19	13,740,243

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND	December 31, 2019

Asset Allocation		Equity Industry Weightings
(% of Fund’s 12/31/19 Net Assets)		(% of 12/31/19 Stock Holdings)

			Fund	S&P 500®
Equities	74.75%	Banks	26.44%	5.63%
Bonds	22.23%	Diversified Financials	19.86%	5.01%
Short-Term Investments	2.99%	Information Technology	19.57%	23.20%
Other Assets & Liabilities	0.03%	Capital Goods	9.41%	6.42%
	100.00%	Insurance	8.05%	2.31%
		Media & Entertainment	6.46%	8.23%
		Retailing	4.24%	6.24%
		Health Care	3.17%	14.20%
		Energy	2.80%	4.35%
		Food, Beverage & Tobacco	–	3.79%
		Utilities	–	3.32%
		Real Estate	–	2.93%
		Other	–	14.37%
			100.00%	100.00%

Equity Portfolio Composition		Top 10 Equity Holdings
(% of Fund’s 12/31/19 Stock Holdings)		(% of Fund’s 12/31/19 Net Assets)

Common Stock (U.S.)	87.18%	Berkshire Hathaway Inc., Class B	5.65%
Common Stock (Foreign)	11.32%	Applied Materials, Inc.	4.72%
Preferred Stock	1.50%	Wells Fargo & Co.	4.55%
	100.00%	United Technologies Corp.	4.27%
		U.S. Bancorp	4.06%
		Capital One Financial Corp.	3.97%
		Alphabet Inc., Class C	3.50%
		Microsoft Corp.	3.47%
		Intel Corp.	3.43%
		Amazon.com, Inc.	3.17%

Bond Portfolio Composition		Top 5 Bond Holdings
(% of Fund’s 12/31/19 Bond Holdings)		(% of Fund’s 12/31/19 Net Assets)

Corporate Bonds	53.98%	Oracle Corp., Sr. Notes, 1.90%, 09/15/21	1.89%
Mortgages	39.27%	Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21
U.S. Government	6.75%		1.82%
	100.00%	Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13	1.78%
		Verizon Communications Inc., Sr. Notes, 2.8936% (3 month LIBOR + 100), 03/16/22	1.72%
		Ginnie Mae, Series 2017-H06, 3.222% (12 month LIBOR + 22), 02/20/67	1.61%

DAVIS SERIES, INC.	Fund Overview
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2019

New Positions Added (Equities & Corporate Bonds only) (01/01/19-12/31/19)
(Highlighted positions are those greater than 1.75% of the Fund’s 12/31/19 net assets)
Security	Industry	Date of 1st Purchase	% of Fund’s 12/31/19 Net Assets
AIA Group Ltd.	Life & Health Insurance	06/20/19	1.96%
AT&T Inc., Sr. Notes, 2.9509%, 07/15/21	Telecommunication Services	05/10/19	0.51%
Bank of America Corp.	Banks	04/09/19	1.80%
CVS Health Corp., Sr. Notes, 5.00%, 12/01/24	Health Care Equipment & Services	05/07/19	1.12%
CVS Health Corp., Sr. Notes, 3.875%, 07/20/25	Health Care Equipment & Services	05/06/19	0.39%
Farm Credit Bank of Texas, Series 1,
10.00%, Pfd.	Banks	09/18/19	1.12%
Goldman Sachs Group, Inc., 3.6009%, 07/15/20	Capital Markets	06/27/19	0.38%
Ingredion Inc., Sr. Notes, 4.625%, 11/01/20	Food, Beverage & Tobacco	01/29/19	1.03%
Quest Diagnostics Inc.	Health Care Equipment & Services	01/28/19	2.37%
Verizon Communications Inc., Sr. Notes,
2.8936%, 03/16/22	Telecommunication Services	07/19/19	1.72%

Positions Closed (Equities & Corporate Bonds only) (01/01/19-12/31/19)
(Gains and losses greater than $100,000 are highlighted)
		Date of	Realized
Security	Industry	Final Sale	Gain (Loss)
Allegheny Technologies, Inc., Sr. Notes,
5.95%, 01/15/21	Materials	12/23/19	$137,588
Bank of New York Mellon Corp., Series E, 4.95%, Jr. Sub. Deb., Pfd.	Capital Markets	05/06/19	(5,776)
General Motors Financial Co., Inc., Sr. Notes,
2.7793%, 11/06/20	Consumer Finance	09/18/19	(9,475)
Goldman Sachs Group, Inc., Sr. Notes, 3.7515%,
04/23/20	Capital Markets	06/27/19	11,467
LafargeHolcim Ltd.	Materials	07/03/19	(941,097)
Safran S.A.	Capital Goods	04/09/19	(57,853)
Verizon Communications Inc., Sr. Notes,
3.0734%, 05/22/20	Telecommunication Services	07/19/19	3,917

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND	December 31, 2019

Portfolio Composition		Sub-Industry Weightings
(% of Fund’s 12/31/19 Net Assets)		(% of 12/31/19 Stock Holdings)

				Wilshire U.S.
				Real Estate
			Fund	Securities Index
Common Stock (U.S.)	94.19%	Residential REITs	21.85%	21.81%
Common Stock (Foreign)	1.39%	Office REITs	19.21%	14.19%
Short-Term Investments	3.98%	Specialized REITs	17.91%	17.65%
Other Assets & Liabilities	0.44%	Retail REITs	15.82%	13.15%
	100.00%	Industrial REITs	12.46%	11.37%
		Health Care REITs	6.62%	12.36%
		Hotel & Resort REITs	3.64%	4.84%
		Diversified REITs	2.49%	3.98%
		Real Estate Operating Companies	–	0.35%
		Hotels, Resorts & Cruise Lines	–	0.30%
			100.00%	100.00%

Top 10 Long-Term Holdings
(% of Fund’s 12/31/19 Net Assets)

Simon Property Group, Inc.	Retail REITs	6.04%
Prologis, Inc.	Industrial REITs	5.55%
AvalonBay Communities, Inc.	Residential REITs	5.28%
Alexandria Real Estate Equities, Inc.	Office REITs	3.61%
Equinix, Inc.	Specialized REITs	3.57%
Public Storage	Specialized REITs	3.53%
Essex Property Trust, Inc.	Residential REITs	3.36%
Camden Property Trust	Residential REITs	3.26%
American Campus Communities, Inc.	Residential REITs	3.10%
Hudson Pacific Properties, Inc.	Office REITs	3.07%

DAVIS SERIES, INC.	Fund Overview
DAVIS REAL ESTATE FUND - (CONTINUED)	December 31, 2019

New Positions Added (01/01/19-12/31/19)
(Highlighted positions are those greater than 1.25% of the Fund’s 12/31/19 net assets)
Security	Sub-Industry	Date of 1st Purchase	% of Fund’s 12/31/19 Net Assets
Alexander & Baldwin, Inc.	Diversified REITs	02/28/19	–
CyrusOne Inc.	Specialized REITs	09/20/19	1.38%
Douglas Emmett, Inc.	Office REITs	12/19/19	1.01%
Jernigan Capital, Inc.	Specialized REITs	12/18/19	0.07%
STORE Capital Corp.	Diversified REITs	03/25/19	1.11%
Sunstone Hotel Investors, Inc.	Hotel & Resort REITs	11/06/19	1.00%
Welltower Inc.	Health Care REITs	05/06/19	2.15%

Positions Closed (01/01/19-12/31/19)
(Gains and losses greater than $360,000 are highlighted)
		Date of	Realized
Security	Sub-Industry	Final Sale	Gain (Loss)
Alexander & Baldwin, Inc.	Diversified REITs	12/23/19	$(100,967)
CatchMark Timber Trust Inc., Class A	Specialized REITs	02/19/19	86,645
CBL & Associates Properties, Inc.,
Series D, 7.375%, Cum. Pfd.	Retail REITs	12/03/19	(145,098)
CBL & Associates Properties, Inc.,
Series E, 6.625%, Cum. Pfd.	Retail REITs	12/03/19	(356,804)
First Industrial Realty Trust, Inc.	Industrial REITs	12/19/19	634,336
Invitation Homes Inc.	Residential REITs	11/08/19	374,524
Kimco Realty Corp.	Retail REITs	01/02/19	(369,157)
Mid-America Apartment Communities, Inc.	Residential REITs	12/19/19	311,992

DAVIS SERIES, INC.	Expense Example

As a shareholder of each Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchases and contingent deferred sales charges on redemptions; and (2) ongoing costs, including advisory and administrative fees, distribution and/or service (12b-1) fees, and other Fund expenses. The Expense Example is intended to help you understand your ongoing costs (in dollars) of investing in each Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The Expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period indicated which for each class is for the six-month period ended December 31, 2019.

Actual Expenses

The information represented in the row entitled “Actual” provides information about actual account values and actual expenses. You may use the information in this row, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Hypothetical Example for Comparison Purposes

The information represented in the row entitled “Hypothetical” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. An annual maintenance fee of $15, charged on retirement plan accounts per Social Security Number, is not included in the Expense Example. This fee will be waived for accounts sharing the same Social Security Number if the accounts total at least $50,000 at Davis Funds. If this fee was included, the estimate of expenses you paid during the period would be higher, and your ending account value would be lower, by this amount.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as front-end or contingent deferred sales charges (loads). Therefore, the information in the row entitled “Hypothetical” is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would be higher.

DAVIS SERIES, INC.	Expense Example – (Continued)

	Beginning Account Value	Ending Account Value	Expenses Paid During Period*
	(07/01/19)	(12/31/19)	(07/01/19-12/31/19)
Davis Opportunity Fund
Class A (annualized expense ratio 0.93%**)
Actual	$1,000.00	$1,116.60	$4.96
Hypothetical	$1,000.00	$1,020.52	$4.74
Class C (annualized expense ratio 1.74%**)
Actual	$1,000.00	$1,112.25	$9.26
Hypothetical	$1,000.00	$1,016.43	$8.84
Class Y (annualized expense ratio 0.70%**)
Actual	$1,000.00	$1,117.94	$3.74
Hypothetical	$1,000.00	$1,021.68	$3.57
Davis Government Bond Fund
Class A (annualized expense ratio 1.05%**)
Actual	$1,000.00	$1,008.43	$5.32
Hypothetical	$1,000.00	$1,019.91	$5.35
Class C (annualized expense ratio 1.80%**)
Actual	$1,000.00	$1,004.62	$9.09
Hypothetical	$1,000.00	$1,016.13	$9.15
Class Y (annualized expense ratio 0.80%**)
Actual	$1,000.00	$1,009.70	$4.05
Hypothetical	$1,000.00	$1,021.17	$4.08
Davis Government Money Market Fund
Class A, C, and Y (annualized expense ratio 0.53%**)
Actual	$1,000.00	$1,007.67	$2.68
Hypothetical	$1,000.00	$1,022.53	$2.70
Davis Financial Fund
Class A (annualized expense ratio 0.93%**)
Actual	$1,000.00	$1,123.31	$4.98
Hypothetical	$1,000.00	$1,020.52	$4.74
Class C (annualized expense ratio 1.71%**)
Actual	$1,000.00	$1,118.79	$9.13
Hypothetical	$1,000.00	$1,016.59	$8.69
Class Y (annualized expense ratio 0.72%**)
Actual	$1,000.00	$1,124.46	$3.86
Hypothetical	$1,000.00	$1,021.58	$3.67
Davis Appreciation & Income Fund
Class A (annualized expense ratio 1.01%**)
Actual	$1,000.00	$1,083.08	$5.30
Hypothetical	$1,000.00	$1,020.11	$5.14
Class C (annualized expense ratio 1.80%**)
Actual	$1,000.00	$1,079.03	$9.43
Hypothetical	$1,000.00	$1,016.13	$9.15
Class Y (annualized expense ratio 0.69%**)
Actual	$1,000.00	$1,085.01	$3.63
Hypothetical	$1,000.00	$1,021.73	$3.52
Davis Real Estate Fund
Class A (annualized expense ratio 0.99%**)
Actual	$1,000.00	$1,057.62	$5.13
Hypothetical	$1,000.00	$1,020.21	$5.04
Class C (annualized expense ratio 1.80%**)
Actual	$1,000.00	$1,053.42	$9.32
Hypothetical	$1,000.00	$1,016.13	$9.15
Class Y (annualized expense ratio 0.80%**)
Actual	$1,000.00	$1,058.96	$4.15
Hypothetical	$1,000.00	$1,021.17	$4.08

Hypothetical assumes 5% annual return before expenses.

*Expenses are equal to each Class’s annualized operating expense ratio, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

**The expense ratios reflect the impact, if any, of certain reimbursements and/or waivers from the Adviser.

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND	December 31, 2019

	Shares/Units	Value (Note 1)
COMMON STOCK – (85.44%)
COMMUNICATION SERVICES – (6.58%)
Media & Entertainment – (6.58%)
Alphabet Inc., Class C *	21,995	$29,407,755
ASAC II L.P. *(a)(b)	116,129	121,099
Facebook, Inc., Class A *	21,473	4,407,333
Fang Holdings Ltd., Class A, ADR (China)*	135,532	387,622
	Total Communication Services	34,323,809
CONSUMER DISCRETIONARY – (6.90%)
Automobiles & Components – (1.86%)
Adient plc *	138,521	2,943,571
Aptiv PLC	71,200	6,761,864
		9,705,435
Retailing – (5.04%)
Amazon.com, Inc. *	10,293	19,019,817
Quotient Technology Inc. *	741,603	7,312,206
		26,332,023
	Total Consumer Discretionary	36,037,458
ENERGY – (7.85%)
Altus Midstream Co., Class A *	3,243,620	9,276,753
Apache Corp.	434,300	11,113,737
Cabot Oil & Gas Corp.	265,460	4,621,659
Magnolia Oil & Gas Corp., Class A *	945,530	11,894,767
Seven Generations Energy Ltd., Class A (Canada)*	621,540	4,054,094
	Total Energy	40,961,010
FINANCIALS – (15.84%)
Banks – (4.67%)
Wells Fargo & Co.	453,111	24,377,372
Diversified Financials – (5.30%)
Consumer Finance – (3.14%)
Capital One Financial Corp.	159,360	16,399,738
Diversified Financial Services – (2.16%)
Berkshire Hathaway Inc., Class B *	49,673	11,250,934
		27,650,672
Insurance – (5.87%)
Life & Health Insurance – (2.20%)
AIA Group Ltd. (Hong Kong)	1,095,000	11,494,809
Multi-line Insurance – (2.29%)
Sul America S.A. (Brazil)	803,420	11,967,317
Property & Casualty Insurance – (1.38%)
Markel Corp. *	6,276	7,174,535
		30,636,661
	Total Financials	82,664,705
HEALTH CARE – (18.16%)
Health Care Equipment & Services – (18.16%)
Cigna Corp.	69,542	14,220,644
CVS Health Corp.	81,829	6,079,076
Humana Inc.	48,985	17,953,982

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2019

	Shares	Value (Note 1)
COMMON STOCK – (CONTINUED)
HEALTH CARE – (CONTINUED)
Health Care Equipment & Services – (Continued)
Quest Diagnostics Inc.	305,853	$32,662,042
UnitedHealth Group Inc.	81,325	23,907,924
	Total Health Care	94,823,668
INDUSTRIALS – (17.47%)
Capital Goods – (16.27%)
Eaton Corp. PLC	157,237	14,893,489
Ferguson PLC (United Kingdom)	95,505	8,665,654
Johnson Controls International plc	298,232	12,141,025
Owens Corning	118,500	7,716,720
Schneider Electric SE (France)	85,820	8,808,183
United Technologies Corp.	218,436	32,712,975
		84,938,046
Commercial & Professional Services – (0.09%)
China Index Holdings Ltd., ADR (China)*	127,068	462,528
Transportation – (1.11%)
Azul S.A., ADR (Brazil)*	135,518	5,800,170
	Total Industrials	91,200,744
INFORMATION TECHNOLOGY – (12.64%)
Semiconductors & Semiconductor Equipment – (9.13%)
Applied Materials, Inc.	149,280	9,112,051
Intel Corp.	183,460	10,980,081
Qorvo Inc. *	169,780	19,733,529
Texas Instruments Inc.	61,192	7,850,322
		47,675,983
Software & Services – (3.51%)
DXC Technology Co.	50,110	1,883,635
Microsoft Corp.	36,409	5,741,699
Oracle Corp.	108,700	5,758,926
SAP SE, ADR (Germany)	36,835	4,935,522
		18,319,782
	Total Information Technology	65,995,765
TOTAL COMMON STOCK – (Identified cost $304,443,265)		446,007,159
PREFERRED STOCK – (11.22%)
CONSUMER DISCRETIONARY – (2.51%)
Retailing – (2.51%)
Missfresh Ltd., Series E (China)*(a)(b)	2,487,069	13,115,061
	Total Consumer Discretionary	13,115,061
INDUSTRIALS – (8.71%)
Transportation – (8.71%)
Didi Chuxing Joint Co., Series A (China)*(a)(b)	416,153	19,076,453
Didi Chuxing Joint Co., Series B (China)*(a)(b)	52,649	2,413,430

DAVIS SERIES, INC.	Schedule of Investments
DAVIS OPPORTUNITY FUND - (CONTINUED)	December 31, 2019

		Shares/Principal	Value (Note 1)
PREFERRED STOCK – (CONTINUED)
INDUSTRIALS – (CONTINUED)
Transportation – (Continued)
	Grab Holdings Inc., Series F (Singapore)*(a)(b)	2,911,103	$16,156,622
	Grab Holdings Inc., Series G (Singapore)*(a)(b)	1,406,824	7,807,873
		Total Industrials	45,454,378
	TOTAL PREFERRED STOCK – (Identified cost $46,710,667)		58,569,439
SHORT-TERM INVESTMENTS – (3.41%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.60%, 01/02/20, dated 12/31/19, repurchase value of $8,265,735 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.00%, 01/21/20-12/20/49, total market value $8,430,300)	$8,265,000	8,265,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.57%, 01/02/20, dated 12/31/19, repurchase value of $4,591,400 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-9.50%, 02/15/25-12/01/49, total market value $4,682,820)	4,591,000	4,591,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.58%, 01/02/20, dated 12/31/19, repurchase value of $4,959,435 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.50%, 02/01/33-12/01/49, total market value $5,058,180)	4,959,000	4,959,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $17,815,000)		17,815,000
	Total Investments – (100.07%) – (Identified cost $368,968,932)		522,391,598
	Liabilities Less Other Assets – (0.07%)		(347,703)
	Net Assets – (100.00%)		$522,043,895

ADR: American Depositary Receipt

*	Non-income producing security.

(a)	Restricted Security – See Note 6 of the Notes to Financial Statements.

(b)	The value of this security was determined using significant unobservable inputs. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND	December 31, 2019

	Principal	Value (Note 1)
MORTGAGES – (93.51%)
COLLATERALIZED MORTGAGE OBLIGATIONS – (64.61%)
Fannie Mae, 3.50%, 10/25/20	$36,374	$36,487
Fannie Mae, 2.142% (1 month LIBOR + 35), 07/25/37 (a)	21,249	20,949
Fannie Mae, 3.50%, 01/25/39	1,063,344	1,098,162
Fannie Mae, 3.00%, 04/25/39	1,541,999	1,566,358
Fannie Mae, 2.192% (1 month LIBOR + 40), 09/25/40 (a)	701,798	696,388
Fannie Mae, 3.00%, 04/25/41	832,376	846,797
Fannie Mae, 2.50%, 07/25/47	1,018,321	1,013,728
Freddie Mac, 4.00%, 06/15/26	521,626	538,840
Freddie Mac, 2.00%, 06/15/28	895,189	892,700
Freddie Mac, 2.50%, 01/15/29	406,469	411,018
Freddie Mac, 4.00%, 04/15/29	377,933	379,861
Freddie Mac, 4.00%, 12/15/39	639,935	658,306
Freddie Mac, 2.00%, 11/15/40	593,187	591,443
Freddie Mac Multifamily Structured Pass-Through, 2.856%, 01/25/21	1,952,425	1,962,304
Freddie Mac Multifamily Structured Pass-Through, 2.1471% (1 month LIBOR + 45), 06/25/23 (a)	89,264	89,127
Freddie Mac Multifamily Structured Pass-Through, 2.1271% (1 month LIBOR + 43), 01/25/24 (a)	1,278,051	1,279,508
Freddie Mac Multifamily Structured Pass-Through, 2.689%, 12/25/24	798,791	812,091
Ginnie Mae, 6.6045%, 06/20/31	606,865	655,063
Ginnie Mae, 3.00%, 12/20/37	91,918	92,794
Ginnie Mae, 2.427%, 11/16/38	258,320	258,266
Ginnie Mae, 4.00%, 11/20/38	22,095	22,183
Ginnie Mae, 3.50%, 08/20/39	70,569	70,941
Ginnie Mae, 4.00%, 09/20/39	72,179	75,550
Ginnie Mae, 1.45%, 10/16/40	1,258,469	1,245,318
Ginnie Mae, 3.00%, 12/20/61	13,072	13,078
Ginnie Mae, 2.00%, 07/20/62	109,766	109,477
Ginnie Mae, 2.0443% (1 month LIBOR + 27), 01/20/67 (a)	108,312	108,236
Ginnie Mae, 3.00%, 03/20/69	1,154,285	1,170,490
Ginnie Mae, 2.50%, 07/20/69	853,937	860,312
Total Collateralized Mortgage Obligations		17,575,775
FANNIE MAE POOLS – (13.97%)
2.99%, 04/01/23, Pool No. AL6578	238,003	243,975
3.60%, 09/01/23, Pool No. AM4265	328,713	345,049
3.09%, 03/01/24, Pool No. AN5010	1,000,000	1,037,384
4.00%, 05/01/29, Pool No. AL7358	960,809	1,003,530
2.00%, 08/01/30, Pool No. AX9709	445,931	440,396
3.50%, 03/01/32, Pool No. MA1010	645,178	671,449
6.50%, 07/01/32, Pool No. 635069	11,246	12,028
6.00%, 09/01/37, Pool No. 888796	40,845	45,439
Total Fannie Mae Pools		3,799,250
FREDDIE MAC POOLS – (5.66%)
4.00%, 05/01/27, Pool No. G14593	1,472,753	1,539,844
Total Freddie Mac Pools		1,539,844

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT BOND FUND - (CONTINUED)	December 31, 2019

		Principal	Value (Note 1)
MORTGAGES – (CONTINUED)
GINNIE MAE POOLS – (9.27%)
	5.131%, 12/20/61, Pool No. 756740	$17,320	$17,659
	4.659%, 01/20/63, Pool No. AC0942	669,417	701,205
	4.70%, 01/20/63, Pool No. AC0934	1,714,636	1,803,242
		Total Ginnie Mae Pools	2,522,106
	TOTAL MORTGAGES – (Identified cost $25,171,293)		25,436,975
SHORT-TERM INVESTMENTS – (6.41%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.60%, 01/02/20, dated 12/31/19, repurchase value of $809,072 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.00%, 01/21/20-12/20/49, total market value $825,180)	809,000	809,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.57%, 01/02/20, dated 12/31/19, repurchase value of $449,039 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-6.00%, 04/01/24-11/20/49, total market value $457,980)	449,000	449,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.58%, 01/02/20, dated 12/31/19, repurchase value of $485,043 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.00%, 08/01/43-12/01/49, total market value $494,700)	485,000	485,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $1,743,000)		1,743,000
	Total Investments – (99.92%) – (Identified cost $26,914,293)		27,179,975
	Other Assets Less Liabilities – (0.08%)		21,672
		Net Assets – (100.00%)	$27,201,647

(a)	The interest rates on floating rate securities, shown as of December 31, 2019, may change daily or less frequently and are based on a published reference rate and basis point spread.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND	December 31, 2019

	Principal	Value (Note 1)
FANNIE MAE – (1.96%)
1.70% (SOFR + 16), 01/30/20 (a)	$2,920,000	$2,920,326
TOTAL FANNIE MAE – (Identified cost $2,920,326)		2,920,326
FEDERAL FARM CREDIT BANK – (25.93%)
Discount Note, 1.6374%, 11/17/20 (b)	5,000,000	4,929,113
1.7723% (3 month LIBOR – 13), 02/03/20 (a)	4,000,000	4,000,269
1.7651% (1 month LIBOR + 5), 02/10/20 (a)	3,910,000	3,910,309
1.8351% (1 month LIBOR + 5), 02/21/20 (a)	1,250,000	1,250,133
1.6839% (1 month LIBOR – 8), 03/19/20 (a)	2,700,000	2,699,955
1.792% (1 month LIBOR + 0), 03/26/20 (a)	5,000,000	5,000,000
1.6451% (1 month LIBOR – 6.5), 07/09/20 (a)	800,000	799,890
1.8148% (1 month LIBOR + 1), 07/30/20 (a)	5,000,000	4,999,928
1.6964% (3 month LIBOR – 20.5), 08/10/20 (a)	2,000,000	1,998,790
1.7799% (1 month LIBOR + 3.5), 09/18/20 (a)	5,000,000	4,999,523
1.6651% (1 month LIBOR – 4.5), 10/09/20 (a)	3,050,000	3,048,280
1.7276% (1 month LIBOR + 1), 12/11/20 (a)	950,000	950,275
TOTAL FEDERAL FARM CREDIT BANK – (Identified cost $38,586,465)		38,586,465
FEDERAL HOME LOAN BANK – (8.81%)
Discount Note, 1.5701%, 02/05/20 (b)	5,000,000	4,992,392
1.62% (1 month LIBOR – 9), 02/07/20 (a)	2,100,000	2,099,817
1.875%, 03/13/20	1,000,000	1,000,543
1.746% (3 month LIBOR – 24), 04/13/20 (a)	2,000,000	1,999,394
1.62% (SOFR + 8), 05/11/20 (a)	2,000,000	2,000,138
4.625%, 06/12/20	1,000,000	1,011,466
TOTAL FEDERAL HOME LOAN BANK – (Identified cost $13,103,750)		13,103,750
FREDDIE MAC – (1.90%)
1.875%, 11/17/20	2,820,000	2,825,447
TOTAL FREDDIE MAC – (Identified cost $2,825,447)		2,825,447
REPURCHASE AGREEMENTS – (55.60%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.60%, 01/02/20, dated 12/31/19, repurchase value of $38,386,412 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.00%, 01/21/20-12/20/49, total market value $39,150,660)	38,383,000	38,383,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 1.57%, 01/02/20, dated 12/31/19, repurchase value of $21,326,860 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-4.50%, 01/25/20-12/01/49, total market value $21,751,500)	21,325,000	21,325,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS GOVERNMENT MONEY MARKET FUND - (CONTINUED)	December 31, 2019

		Principal	Value (Note 1)
REPURCHASE AGREEMENTS – (CONTINUED)
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.58%, 01/02/20, dated 12/31/19, repurchase value of $23,031,021 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.60%-4.00%, 07/01/25-12/01/49, total market value $23,489,580)	$23,029,000	$23,029,000
		TOTAL REPURCHASE AGREEMENTS – (Identified cost $82,737,000)	82,737,000
		Total Investments – (94.20%) – (Identified cost $140,172,988)	140,172,988
		Other Assets Less Liabilities – (5.80%)	8,632,011
		Net Assets – (100.00%)	$148,804,999

(a)
The interest rates on floating rate securities, shown as of December 31, 2019, may change daily or less frequently and are based on a published reference rate and basis point spread. For purposes of amortized cost valuation, the maturity dates of these securities are considered to be the effective maturities, based on the reset dates of the securities’ variable rates.

(b)	Zero coupon bonds reflect the effective yield on the date of purchase.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND	December 31, 2019

	Shares	Value (Note 1)
COMMON STOCK – (99.13%)
COMMUNICATION SERVICES – (3.22%)
Media & Entertainment – (3.22%)
Alphabet Inc., Class A *	10,194	$13,653,742
Alphabet Inc., Class C *	15,672	20,953,777
	Total Communication Services	34,607,519
FINANCIALS – (95.91%)
Banks – (38.87%)
Bank of America Corp.	1,108,970	39,057,923
Bank of N.T. Butterfield & Son Ltd. (Bermuda)	828,112	30,656,706
Danske Bank A/S (Denmark)	910,390	14,731,650
DBS Group Holdings Ltd. (Singapore)	1,647,957	31,710,567
DNB ASA (Norway)	2,120,930	39,619,619
JPMorgan Chase & Co.	579,714	80,812,132
Metro Bank PLC (United Kingdom)*	2,126,130	5,807,152
PNC Financial Services Group, Inc.	168,246	26,857,109
U.S. Bancorp	1,363,978	80,870,256
Wells Fargo & Co.	1,268,489	68,244,708
		418,367,822
Diversified Financials – (39.86%)
Capital Markets – (18.02%)
Bank of New York Mellon Corp.	1,203,781	60,586,298
Charles Schwab Corp.	556,358	26,460,386
Goldman Sachs Group, Inc.	139,935	32,175,255
Julius Baer Group Ltd. (Switzerland)	751,154	38,752,965
State Street Corp.	454,763	35,971,753
		193,946,657
Consumer Finance – (13.95%)
American Express Co.	470,612	58,586,488
Capital One Financial Corp.	889,361	91,524,140
		150,110,628
Diversified Financial Services – (7.89%)
Berkshire Hathaway Inc., Class A *	250	84,897,500
		428,954,785
Insurance – (17.18%)
Property & Casualty Insurance – (11.16%)
Chubb Ltd.	258,848	40,292,280
Loews Corp.	471,456	24,746,725
Markel Corp. *	48,191	55,090,506
		120,129,511
Reinsurance – (6.02%)
Alleghany Corp. *	29,290	23,419,405
Everest Re Group, Ltd.	59,291	16,414,121
Greenlight Capital Re, Ltd., Class A *	796,140	8,048,975

DAVIS SERIES, INC.	Schedule of Investments
DAVIS FINANCIAL FUND - (CONTINUED)	December 31, 2019

		Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
FINANCIALS – (CONTINUED)
Insurance – (Continued)
	Reinsurance – (Continued)
	Swiss Re AG (Switzerland)	150,610	$16,916,002
			64,798,503
			184,928,014
		Total Financials	1,032,250,621
	TOTAL COMMON STOCK – (Identified cost $675,752,013)		1,066,858,140
SHORT-TERM INVESTMENTS – (0.89%)
	INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.60%, 01/02/20, dated 12/31/19, repurchase value of $4,455,396 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.00%, 01/21/20-12/20/49, total market value $4,544,100)	$4,455,000	4,455,000
	Nomura Securities International, Inc. Joint Repurchase Agreement, 1.57%, 01/02/20, dated 12/31/19, repurchase value of $2,475,216 (collateralized by: U.S. Government agency mortgages and obligation in a pooled cash account, 0.00%-3.50%, 05/15/32-10/01/49, total market value $2,524,500)	2,475,000	2,475,000
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.58%, 01/02/20, dated 12/31/19, repurchase value of $2,673,235 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.50%-3.50%, 01/01/31-12/01/49, total market value $2,726,460)	2,673,000	2,673,000
	TOTAL SHORT-TERM INVESTMENTS – (Identified cost $9,603,000)		9,603,000
	Total Investments – (100.02%) – (Identified cost $685,355,013)		1,076,461,140
	Liabilities Less Other Assets – (0.02%)		(174,192)
	Net Assets – (100.00%)		$1,076,286,948

*	Non-income producing security.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND	December 31, 2019

	Shares	Value (Note 1)
COMMON STOCK – (73.63%)
COMMUNICATION SERVICES – (4.83%)
Media & Entertainment – (4.83%)
Alphabet Inc., Class C *	5,176	$6,920,416
Facebook, Inc., Class A *	12,822	2,631,715
	Total Communication Services	9,552,131
CONSUMER DISCRETIONARY – (3.17%)
Retailing – (3.17%)
Amazon.com, Inc. *	3,391	6,266,025
	Total Consumer Discretionary	6,266,025
ENERGY – (2.10%)
Apache Corp.	112,760	2,885,528
Encana Corp. (Canada)	268,058	1,257,192
	Total Energy	4,142,720
FINANCIALS – (39.50%)
Banks – (18.64%)
Bank of America Corp.	101,200	3,564,264
Danske Bank A/S (Denmark)	128,180	2,074,169
DBS Group Holdings Ltd. (Singapore)	204,700	3,938,909
DNB ASA (Norway)	298,860	5,582,796
JPMorgan Chase & Co.	33,493	4,668,924
U.S. Bancorp	135,455	8,031,127
Wells Fargo & Co.	167,358	9,003,861
		36,864,050
Diversified Financials – (14.84%)
Capital Markets – (3.04%)
Bank of New York Mellon Corp.	119,530	6,015,945
Consumer Finance – (6.15%)
American Express Co.	34,675	4,316,691
Capital One Financial Corp.	76,241	7,845,961
		12,162,652
Diversified Financial Services – (5.65%)
Berkshire Hathaway Inc., Class B *	49,306	11,167,809
		29,346,406
Insurance – (6.02%)
Life & Health Insurance – (1.96%)
AIA Group Ltd. (Hong Kong)	368,960	3,873,173
Property & Casualty Insurance – (2.00%)
Chubb Ltd.	25,365	3,948,316
Reinsurance – (2.06%)
Greenlight Capital Re, Ltd., Class A *	402,850	4,072,814
		11,894,303
	Total Financials	78,104,759
HEALTH CARE – (2.37%)
Health Care Equipment & Services – (2.37%)
Quest Diagnostics Inc.	43,840	4,681,674
	Total Health Care	4,681,674

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2019

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
INDUSTRIALS – (7.03%)
Capital Goods – (7.03%)
Johnson Controls International plc	134,087	$5,458,682
United Technologies Corp.	56,399	8,446,314
	Total Industrials	13,904,996
INFORMATION TECHNOLOGY – (14.63%)
Semiconductors & Semiconductor Equipment – (11.16%)
Applied Materials, Inc.	152,808	9,327,400
Intel Corp.	113,420	6,788,187
Texas Instruments Inc.	46,443	5,958,173
		22,073,760
Software & Services – (3.47%)
Microsoft Corp.	43,481	6,856,953
	Total Information Technology	28,930,713
TOTAL COMMON STOCK – (Identified cost $128,819,121)		145,583,018
PREFERRED STOCK – (1.12%)
FINANCIALS – (1.12%)
Banks – (1.12%)
Farm Credit Bank of Texas, Series 1, 10.00% (a)	2,150	2,222,563
TOTAL PREFERRED STOCK – (Identified cost $2,397,250)		2,222,563
CORPORATE BONDS – (12.00%)
COMMUNICATION SERVICES – (2.23%)
Telecommunication Services – (2.23%)
AT&T Inc., Sr. Notes, 2.9509% (3 month LIBOR + 95), 07/15/21 (b)	$1,000,000	1,009,775
Verizon Communications Inc., Sr. Notes, 2.8936% (3 month LIBOR + 100), 03/16/22 (b)	3,350,000	3,407,052
	Total Communication Services	4,416,827
CONSUMER STAPLES – (1.03%)
Food, Beverage & Tobacco – (1.03%)
Ingredion Inc., Sr. Notes, 4.625%, 11/01/20	2,000,000	2,041,382
	Total Consumer Staples	2,041,382
FINANCIALS – (3.59%)
Diversified Financials – (3.59%)
Capital Markets – (0.38%)
Goldman Sachs Group, Inc., 3.6009% (3 month LIBOR + 160), 07/15/20 (b)	735,000	739,380
Consumer Finance – (1.43%)
Capital One N.A., Sr. Notes, 3.0855% (3 month LIBOR + 115), 01/30/23 (b)	2,800,000	2,832,478
Mortgage Real Estate Investment Trusts (REITs) – (1.78%)
Thornburg Mortgage, Inc., Sr. Notes, 8.00%, 05/15/13 (c)	10,210,000	3,522,450
	Total Financials	7,094,308
HEALTH CARE – (1.51%)
Health Care Equipment & Services – (1.51%)
CVS Health Corp., Sr. Notes, 5.00%, 12/01/24	2,000,000	2,211,549
CVS Health Corp., Sr. Notes, 3.875%, 07/20/25	725,000	772,776
	Total Health Care	2,984,325

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2019

	Principal	Value (Note 1)
CORPORATE BONDS – (CONTINUED)
INDUSTRIALS – (1.75%)
Capital Goods – (1.61%)
General Electric Co., Sr. Notes, 5.35%, 10/15/20	$1,000,000	$1,016,718
General Electric Co., Sr. Notes, 3.0009% (3 month LIBOR + 100), 04/15/23 (b)	2,165,000	2,166,777
		3,183,495
Transportation – (0.14%)
Burlington Northern and Santa Fe Railway Co. 2004-1 Pass-Through Trust, 4.575%, 01/15/21	265,443	267,530
	Total Industrials	3,451,025
INFORMATION TECHNOLOGY – (1.89%)
Software & Services – (1.89%)
Oracle Corp., Sr. Notes, 1.90%, 09/15/21	3,725,000	3,733,752
	Total Information Technology	3,733,752
TOTAL CORPORATE BONDS – (Identified cost $27,667,106)		23,721,619
MORTGAGES – (8.73%)
Fannie Mae, 4.00%, 03/25/30	2,972,830	3,073,671
Fannie Mae, 4.50%, 10/01/33, Pool No. AL8809	1,663,246	1,789,940
Freddie Mac, 5.00%, 06/01/44, Pool No. G60660	1,840,824	2,017,778
Freddie Mac Multifamily Structured Pass-Through, 3.13%, 06/25/21	3,553,000	3,592,047
Ginnie Mae, Series 2009-31, 4.50%, 06/20/38	665,183	678,016
Ginnie Mae, Series 2017-H06, 3.222% (12 month LIBOR + 22), 02/20/67 (b)	3,251,166	3,188,632
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2016- JP2, Class A2, 2.4751%, 08/15/49	2,913,000	2,916,233
TOTAL MORTGAGES – (Identified cost $17,298,475)		17,256,317
U.S. GOVERNMENT – (1.50%)
U.S. Treasury Note/Bond, 1.125%, 06/30/21	2,990,000	2,968,977
TOTAL U.S. GOVERNMENT – (Identified cost $2,995,342)		2,968,977
SHORT-TERM INVESTMENTS – (2.99%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.60%, 01/02/20, dated 12/31/19, repurchase value of $2,743,244 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.00%, 01/21/20-12/20/49, total market value $2,797,860)	2,743,000	2,743,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 1.57%, 01/02/20, dated 12/31/19, repurchase value of $1,524,133 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 2.42%-7.50%, 10/01/21-12/15/49, total market value $1,554,480)	1,524,000	1,524,000

DAVIS SERIES, INC.	Schedule of Investments
DAVIS APPRECIATION & INCOME FUND - (CONTINUED)	December 31, 2019

		Principal	Value (Note 1)
SHORT-TERM INVESTMENTS – (CONTINUED)
	SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.58%, 01/02/20, dated 12/31/19, repurchase value of $1,646,144 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 08/01/43-11/01/49, total market value $1,678,920)	$1,646,000	$1,646,000
		TOTAL SHORT-TERM INVESTMENTS – (Identified cost $5,913,000)	5,913,000
		Total Investments – (99.97%) – (Identified cost $185,090,294)	197,665,494
		Other Assets Less Liabilities – (0.03%)	64,169
		Net Assets – (100.00%)	$197,729,663

*	Non-income producing security.

(a)	Security is perpetual in nature with no stated maturity date; the interest rate is fixed until June 15, 2020.

(b)	The interest rates on floating rate securities, shown as of December 31, 2019, may change daily or less frequently and are based on a published reference rate and basis point spread.

(c)	This security is in default and is not accruing income. The interest rate shown is the original, contractual interest rate. See Note 1 of the Notes to Financial Statements.

See Notes to Financial Statements

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND	December 31, 2019

	Shares	Value (Note 1)
COMMON STOCK – (95.58%)
REAL ESTATE – (95.58%)
Equity Real Estate Investment Trusts (REITs) – (95.58%)
Diversified REITs – (2.38%)
Liberty Property Trust	56,800	$3,410,840
STORE Capital Corp.	79,590	2,963,932
		6,374,772
Health Care REITs – (6.33%)
Healthpeak Properties, Inc.	166,670	5,745,115
Ventas, Inc.	94,700	5,467,978
Welltower Inc.	70,280	5,747,498
		16,960,591
Hotel & Resort REITs – (3.48%)
Host Hotels & Resorts Inc.	251,381	4,663,118
Ryman Hospitality Properties, Inc.	22,740	1,970,648
Sunstone Hotel Investors, Inc.	193,290	2,690,597
		9,324,363
Industrial REITs – (11.91%)
EastGroup Properties, Inc.	11,456	1,519,868
Prologis, Inc.	166,920	14,879,249
Rexford Industrial Realty, Inc.	177,858	8,122,775
Terreno Realty Corp.	136,489	7,389,514
		31,911,406
Office REITs – (18.36%)
Alexandria Real Estate Equities, Inc.	59,823	9,666,200
Boston Properties, Inc.	49,726	6,855,226
Brandywine Realty Trust	175,480	2,763,810
Cousins Properties, Inc.	139,279	5,738,295
Douglas Emmett, Inc.	61,670	2,707,313
Great Portland Estates PLC (United Kingdom)	326,506	3,719,412
Hudson Pacific Properties, Inc.	218,830	8,238,949
SL Green Realty Corp.	45,820	4,209,942
Vornado Realty Trust	79,707	5,300,516
		49,199,663
Residential REITs – (20.88%)
American Campus Communities, Inc.	176,631	8,306,956
American Homes 4 Rent, Class A	72,290	1,894,721
AvalonBay Communities, Inc.	67,528	14,160,622
Camden Property Trust	82,265	8,728,316
Equity LifeStyle Properties, Inc.	39,160	2,756,472
Equity Residential	101,295	8,196,791
Essex Property Trust, Inc.	29,894	8,993,909
Sun Communities, Inc.	19,410	2,913,441
		55,951,228
Retail REITs – (15.12%)
Acadia Realty Trust	210,721	5,463,995
Brixmor Property Group, Inc.	286,460	6,190,401
Federal Realty Investment Trust	40,559	5,221,160
Macerich Co.	34,260	922,279

DAVIS SERIES, INC.	Schedule of Investments
DAVIS REAL ESTATE FUND – (CONTINUED)	December 31, 2019

	Shares/Principal	Value (Note 1)
COMMON STOCK – (CONTINUED)
REAL ESTATE – (CONTINUED)
Equity Real Estate Investment Trusts (REITs) – (Continued)
Retail REITs – (Continued)
Regency Centers Corp.	63,720	$4,020,095
Retail Opportunity Investments Corp.	142,304	2,513,089
Simon Property Group, Inc.	108,656	16,185,398
		40,516,417
Specialized REITs – (17.12%)
CoreSite Realty Corp.	27,200	3,049,664
Crown Castle International Corp.	34,665	4,927,630
CubeSmart	56,160	1,767,917
CyrusOne Inc.	56,520	3,698,103
Digital Realty Trust, Inc.	50,700	6,070,818
Equinix, Inc.	16,390	9,566,843
Extra Space Storage Inc.	35,877	3,789,329
Jernigan Capital, Inc.	10,418	199,400
Life Storage, Inc.	30,620	3,315,534
Public Storage	44,461	9,468,414
		45,853,652
	Total Real Estate	256,092,092
TOTAL COMMON STOCK – (Identified cost $215,335,672)		256,092,092
SHORT-TERM INVESTMENTS – (3.98%)
INTL FCStone Financial Inc. Joint Repurchase Agreement, 1.60%, 01/02/20, dated 12/31/19, repurchase value of $4,946,440 (collateralized by: U.S. Government agency mortgages and obligations in a pooled cash account, 0.00%-6.00%, 01/21/20-12/20/49, total market value $5,044,920)	$4,946,000	4,946,000
Nomura Securities International, Inc. Joint Repurchase Agreement, 1.57%, 01/02/20, dated 12/31/19, repurchase value of $2,748,240 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-6.50%, 06/01/21-07/20/49, total market value $2,802,960)	2,748,000	2,748,000
SunTrust Robinson Humphrey, Inc. Joint Repurchase Agreement, 1.58%, 01/02/20, dated 12/31/19, repurchase value of $2,968,261 (collateralized by: U.S. Government agency mortgages in a pooled cash account, 3.00%-3.50%, 02/01/33-12/01/49, total market value $3,027,360)	2,968,000	2,968,000
TOTAL SHORT-TERM INVESTMENTS – (Identified cost $10,662,000)		10,662,000
Total Investments – (99.56%) – (Identified cost $225,997,672)		266,754,092
Other Assets Less Liabilities – (0.44%)		1,186,019
Net Assets – (100.00%)		$267,940,111

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Assets and Liabilities
At December 31, 2019

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
ASSETS:
Investments in securities, at value* (see accompanying Schedules of Investments):
Unaffiliated investments	$504,576,598	$25,436,975	$57,435,988	$1,066,858,140	$191,752,494	$256,092,092
Repurchase agreements	17,815,000	1,743,000	82,737,000	9,603,000	5,913,000	10,662,000
Cash	574	223	774	780	4,597	660
Receivables:
Capital stock sold	454,091	23,800	9,155,241	866,615	136,773	286,414
Dividends and interest	231,703	62,850	75,359	1,644,719	342,534	1,302,241
Prepaid expenses	15,643	1,107	4,523	32,437	5,877	8,141
Due from Adviser	–	2,730	–	–	770	540
Total assets	523,093,609	27,270,685	149,408,885	1,079,005,691	198,156,045	268,352,088
LIABILITIES:
Payables:
Capital stock redeemed	553,706	16,723	499,486	1,700,789	231,654	108,564
Distributions payable	–	9,197	2,597	–	–	–
Accrued audit fees	10,990	6,500	6,509	7,636	10,387	11,306
Accrued custodian fees	27,100	5,650	17,500	42,860	10,800	11,940
Accrued distribution and service plan fees	114,841	7,063	–	244,612	42,632	52,060
Accrued investment advisory fees	255,101	7,410	43,689	530,856	95,617	133,082
Accrued transfer agent fees	78,462	9,239	26,404	172,409	25,438	83,904
Other accrued expenses	9,514	7,256	7,701	19,581	9,854	11,121
Total liabilities	1,049,714	69,038	603,886	2,718,743	426,382	411,977
NET ASSETS	$522,043,895	$27,201,647	$148,804,999	$1,076,286,948	$197,729,663	$267,940,111
NET ASSETS CONSIST OF:
Par value of shares of capital stock	$155,175	$50,625	$1,488,050	$220,224	$46,222	$61,136
Additional paid-in capital	378,548,839	31,504,628	147,284,726	672,166,045	186,258,195	223,564,597
Distributable earnings (losses)	143,339,881	(4,353,606)	32,223	403,900,679	11,425,246	44,314,378
Net Assets	$522,043,895	$27,201,647	$148,804,999	$1,076,286,948	$197,729,663	$267,940,111
*Including:
Cost of unaffiliated investments	$351,153,932	$25,171,293	$57,435,988	$675,752,013	$179,177,294	$215,335,672
Cost of repurchase agreements	17,815,000	1,743,000	82,737,000	9,603,000	5,913,000	10,662,000

DAVIS SERIES, INC.	Statements of Assets and Liabilities – (Continued)
At December 31, 2019

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund		Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
CLASS A SHARES:
Net assets	$310,954,475	$24,215,743		$141,660,470	$463,891,724	$116,910,696	$157,717,730
Shares outstanding	9,291,408	4,509,377		141,660,470	9,399,611	2,737,658	3,618,369
Net asset value and redemption price per share (Net assets ÷ Shares outstanding)	$33.47	$5.37		$1.00	$49.35	$42.70	$43.59
Maximum offering price per share (100/95.25 of net asset value)†	$35.14	$5.64	$	NA	$51.81	$44.83	$45.76
CLASS C SHARES:
Net assets	$26,308,857	$811,018		$2,230,933	$114,489,040	$8,348,898	$6,422,052
Shares outstanding	1,015,909	151,310		2,230,933	2,868,347	194,982	147,413
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$25.90	$5.36		$1.00	$39.91	$42.82	$43.57
CLASS Y SHARES:
Net assets	$184,780,563	$2,174,886		$4,913,596	$497,906,184	$72,470,069	$103,800,329
Shares outstanding	5,210,216	401,787		4,913,596	9,754,416	1,689,532	2,347,805
Net asset value, offering, and redemption price per share (Net assets ÷ Shares outstanding)	$35.47	$5.41		$1.00	$51.04	$42.89	$44.21

†On purchases of $100,000 or more, the offering price is reduced.

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Operations
For the year ended December 31, 2019

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
INVESTMENT INCOME:
Income:
Dividends*	$6,490,731	$–	$–	$24,961,753	$3,121,559	$6,966,487
Interest	443,661	782,040	3,332,148	68,908	1,485,440	161,000
Total income	6,934,392	782,040	3,332,148	25,030,661	4,606,999	7,127,487
Expenses:
Investment advisory fees (Note 3)	2,900,581	88,707	440,263	5,962,313	1,047,305	1,388,964
Custodian fees	94,775	14,931	62,867	189,125	36,702	37,981
Transfer agent fees:
Class A	289,331	56,102	136,074	503,936	132,482	220,130
Class C	37,280	7,249	2,471	127,928	14,474	12,607
Class Y	161,469	5,357	7,886	556,437	20,057	122,338
Audit fees	25,850	18,800	24,675	35,250	25,850	34,075
Legal fees	12,403	718	3,410	25,491	4,442	5,798
Accounting fees (Note 3)	21,498	2,000	5,498	44,996	6,502	7,500
Reports to shareholders	36,051	4,524	6,101	91,545	11,793	17,990
Directors’ fees and expenses	60,858	6,730	18,552	123,690	24,102	30,631
Registration and filing fees	59,914	47,262	51,894	75,378	47,547	63,997
Excise tax expense (Note 1)	–	–	–	–	30,019	–
Miscellaneous	36,684	17,681	14,520	61,805	23,465	23,030
Distribution and service plan fees (Note 3):
Class A	668,254	51,365	–	1,005,873	269,546	313,587
Class C	298,420	11,549	–	1,210,904	98,238	69,958
Total expenses	4,703,368	332,975	774,211	10,014,671	1,792,524	2,348,586
Reimbursement of expenses by Adviser (Note 3)	–	(18,765)	–	–	(770)	(1,305)
Net expenses	4,703,368	314,210	774,211	10,014,671	1,791,754	2,347,281
Net investment income	2,231,024	467,830	2,557,937	15,015,990	2,815,245	4,780,206
REALIZED & UNREALIZED GAIN (LOSS) ON INVESTMENTS AND FOREIGN CURRENCY TRANSACTIONS:
Net realized gain (loss) from:
Investment transactions	(9,715,661)	39,395	–	79,419,800	(580,636)	2,357,859
Foreign currency transactions	(30,190)	–	–	(36,299)	3,326	(432)
Net realized gain (loss)	(9,745,851)	39,395	–	79,383,501	(577,310)	2,357,427
Net change in unrealized appreciation (depreciation)	126,613,464	446,742	–	156,640,165	32,951,811	44,522,940
Net realized and unrealized gain on investments and foreign currency transactions	116,867,613	486,137	–	236,023,666	32,374,501	46,880,367
Net increase in net assets resulting from operations	$119,098,637	$953,967	$2,557,937	$251,039,656	$35,189,746	$51,660,573

*Net of foreign taxes withheld of	$108,504	$–	$–	$889,249	$98,307	$7,847

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2019

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$2,231,024	$467,830	$2,557,937	$15,015,990	$2,815,245	$4,780,206
Net realized gain (loss) from investments and foreign currency transactions	(9,745,851)	39,395	–	79,383,501	(577,310)	2,357,427
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	126,613,464	446,742	–	156,640,165	32,951,811	44,522,940
Net increase in net assets resulting from operations	119,098,637	953,967	2,557,937	251,039,656	35,189,746	51,660,573
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(15,602,131)	(440,990)	(2,374,095)	(34,831,005)	(2,389,176)	(4,363,796)
Class C	(1,593,755)	(10,880)	(43,064)	(9,421,517)	(112,331)	(128,913)
Class Y	(9,197,136)	(40,987)	(140,778)	(36,799,460)	(1,665,578)	(2,999,021)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	(32,610,357)	(1,493,929)	(30,381,947)	(72,185,816)	(10,326,210)	5,144,241
Class C	(11,863,157)	(1,232,085)	(1,440,719)	(25,273,039)	(4,460,596)	(1,243,036)
Class Y	(48,230,751)	163,893	(3,061,642)	(77,942,209)	1,005,911	25,965,420
Total increase (decrease) in net assets	1,350	(2,101,011)	(34,884,308)	(5,413,390)	17,241,766	74,035,468

NET ASSETS:
Beginning of year	522,042,545	29,302,658	183,689,307	1,081,700,338	180,487,897	193,904,643
End of year	$522,043,895	$27,201,647	$148,804,999	$1,076,286,948	$197,729,663	$267,940,111

See Notes to Financial Statements

DAVIS SERIES, INC.	Statements of Changes in Net Assets
For the year ended December 31, 2018

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
OPERATIONS:
Net investment income	$1,966,687	$253,806	$2,429,558	$14,486,233	$2,097,508	$4,187,802
Net realized gain (loss) from investments and foreign currency transactions	85,830,508	(115,391)	–	103,026,374	31,448,048	6,702,657
Net change in unrealized appreciation (depreciation) on investments and foreign currency transactions	(169,343,952)	(9,540)	–	(272,116,915)	(48,173,528)	(20,890,669)
Net increase (decrease) in net assets resulting from operations	(81,546,757)	128,875	2,429,558	(154,604,308)	(14,627,972)	(10,000,210)
DIVIDENDS AND DISTRIBUTIONS TO SHAREHOLDERS:
Class A	(36,729,392)	(297,467)	(2,291,794)	(39,185,689)	(1,055,996)	(7,222,337)
Class C	(5,183,474)	(4,514)	(38,347)	(11,574,857)	(42,829)	(299,693)
Class Y	(25,071,408)	(29,245)	(99,417)	(44,410,103)	(871,265)	(3,671,843)
CAPITAL SHARE TRANSACTIONS:
Net increase (decrease) in net assets resulting from capital share transactions (Note 4):
Class A	48,746,727	1,266,946	(28,275,265)	(61,218,559)	21,584,647	1,020,095
Class C	(58,163,092)	(3,062,603)	(629,278)	(25,215,408)	(23,410,081)	(9,443,712)
Class Y	4,417,253	(495,809)	(160,771)	43,615,074	(2,536,930)	20,667,628
Total decrease in net assets	(153,530,143)	(2,493,817)	(29,065,314)	(292,593,850)	(20,960,426)	(8,950,072)
NET ASSETS:
Beginning of year	675,572,688	31,796,475	212,754,621	1,374,294,188	201,448,323	202,854,715
End of year	$522,042,545	$29,302,658	$183,689,307	$1,081,700,338	$180,487,897	$193,904,643

See Notes to Financial Statements

DAVIS SERIES, INC.	Statement of Cash Flows
For the year ended December 31, 2019

Davis Opportunity Fund
CASH FLOW FROM OPERATING ACTIVITIES:
Net increase in net assets resulting from operations	$119,098,637
Adjustments to reconcile net increase in net assets from operations to net cash from operating activities:
Purchase of investment securities	(77,902,292)
Proceeds from sales of investment securities	187,185,392
Short-term investment securities, net	3,656,000
Net realized loss on investment transactions	9,715,661
Net change in unrealized appreciation (depreciation) on investment transactions	(126,613,464)
Change in assets:
Dividends and interest	91,901
Decrease in other assets	1,473
Change in liabilities:
Decrease in other liabilities	(93,278)
Net cash from operating activities	115,140,030
CASH FLOW FROM FINANCING ACTIVITIES:
Proceeds from shares sold	53,951,074
Payments on shares redeemed	(167,634,874)
Cash dividends and distributions paid	(1,473,891)
Net cash from financing activities	(115,157,691)
Net decrease in cash	(17,661)
Cash, beginning balance	18,235
Cash, ending balance	$574

Supplemental disclosure of cash flow information:
Noncash financing activities not included herein consist of reinvestment of dividends and distributions	$24,919,131

See Notes to Financial Statements

DAVIS SERIES, INC.	Notes to Financial Statements
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Davis Series, Inc. (a Maryland corporation) (“Company”), is registered under the Investment Company Act of 1940 (“1940 Act”) as amended, as an open-end management investment company. The Company follows the reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946, Financial Services – Investment Companies. Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund are diversified under the 1940 Act. Davis Financial Fund is non-diversified under the 1940 Act. The Company operates as a series issuing shares of common stock in the following six funds (collectively “Funds”):

Davis Opportunity Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities, and may invest in both domestic and foreign issuers.

Davis Government Bond Fund seeks to achieve current income. It invests in debt securities which are obligations of, or which are guaranteed by, the U.S. Government, its agencies or instrumentalities.

Davis Government Money Market Fund seeks to achieve as high a level of current income as is consistent with the principle of preservation of capital and maintenance of liquidity.

The Fund is a money market fund that seeks to preserve the value of your investment at $1.00 per share. There can be no guarantee that the Fund will be successful in maintaining a $1.00 share price.

It invests exclusively in U.S. Treasury securities, U.S. Government agency securities, U.S. Government agency mortgage securities (collectively “U.S. Government Securities”), and repurchase agreements collateralized by U.S. Government Securities. The Fund seeks to maintain liquidity and preserve capital by carefully monitoring the maturity of its investments. The Fund’s portfolio maintains a dollar-weighted average maturity of sixty days or less.

Davis Financial Fund seeks to achieve long-term growth of capital. It invests primarily in common stocks and other equity securities and will concentrate investments in companies principally engaged in the banking, insurance, and financial service industries.

Davis Appreciation & Income Fund seeks to achieve total return through a combination of growth and income. Under normal circumstances, the Fund invests in a diversified portfolio of common stock, preferred stock, and fixed income securities, which could consist of both investment grade and high-yield, high-risk debt securities (“junk bonds”). The Fund may hold securities in default, and is not obligated to dispose of securities whose issuers or underlying obligors subsequently default. As of December 31, 2019, the value of defaulted securities amounted to $3,522,450 (cost: $7,650,174) or 1.78% of the Fund’s net assets.

Davis Real Estate Fund seeks to achieve total return through a combination of growth and income. It invests primarily in securities of companies principally engaged in or related to the real estate industry or which own significant real estate assets or which primarily invest in real estate financial instruments.

Because of the risk inherent in any investment program, the Company cannot ensure that the investment objective of any of its series will be achieved.

The Company accounts separately for the assets, liabilities, and operations of each Fund. Each Fund offers Class A, Class C, and Class Y shares. Class A shares are sold with a front-end sales charge, except for shares of Davis Government Money Market Fund, which are sold at net asset value. Class C shares are sold at net asset value and may be subject to a contingent deferred sales charge upon redemption. Effective July 1, 2018, Class C shares automatically convert to Class A shares after 10 years. Any existing Class C shares held longer than 10 years as of July 1, 2018 converted in July 2018. Class Y shares are sold at net asset value and are not subject to any contingent deferred sales charge upon redemption. Class Y shares are only available to certain qualified investors. Income, expenses (other than those attributable to a specific class), and gains and losses are allocated daily to each class based upon the relative proportion of net assets represented by each class. Operating expenses directly attributable to a specific class, such as distribution and transfer agent fees, are charged against the operations of that class. All expenses for Davis Government Money Market Fund are allocated evenly across all classes of shares based upon the relative portion of net assets represented by each class. All classes have identical rights with respect to voting (exclusive of each class’ distribution arrangement), liquidation, and distributions. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Security Valuation - The Funds calculate the net asset value of their shares as of the close of the New York Stock Exchange (“Exchange”), normally 4:00 P.M. Eastern time, on each day the Exchange is open for business. Securities listed on the Exchange (and other national exchanges including NASDAQ) are valued at the last reported sales price on the day of valuation. Listed securities for which no sale was reported on that date are valued at the last quoted bid price. Securities traded on foreign exchanges are valued based upon the last sales price on the principal exchange on which the security is traded prior to the time when the Funds’ assets are valued. Fixed income securities with more than 60 days to maturity are generally valued using evaluated prices or matrix pricing methods determined by an independent pricing service which takes into consideration factors such as yield, maturity, liquidity, ratings, and traded prices in identical or similar securities. Securities (including restricted securities) for which market quotations are not readily available or securities whose values have been materially affected by what Davis Selected Advisers, L.P. (“Davis Advisors” or “Adviser”), the Funds’ investment adviser, identifies as a significant event occurring before the Funds’ assets are valued, but after the close of their respective exchanges will be fair valued using a fair valuation methodology applicable to the security type or the significant event as previously approved by the Funds’ Pricing Committee and Board of Directors. The Pricing Committee considers all facts it deems relevant that are reasonably available, through either public information or information available to the Adviser’s portfolio management team, when determining the fair value of a security. To assess the appropriateness of security valuations, the Adviser may consider (i) comparing prior day prices and/or prices of comparable securities; (ii) comparing sale prices to the prior or current day prices and challenge those prices exceeding certain tolerance levels with the third-party pricing service or broker source; (iii) new rounds of financing; (iv) the performance of the market or the issuer’s industry; (v) the liquidity of the security; (vi) the size of the holding in a fund; and/or (vii) any other appropriate information. The determination of a security’s fair value price often involves the consideration of a number of subjective factors and is therefore subject to the unavoidable risk that the value assigned to a security may be higher or lower than the security’s value would be if a reliable market quotation of the security was readily available. Fair value determinations are subject to review, approval, and ratification by the Funds’ Board of Directors at its next regularly scheduled meeting covering the period in which the fair valuation was determined. Fair valuation methods used by the Funds may include, but are not limited to, valuing securities initially at cost (excluding commissions) and subsequently adjusting the value due to: additional transactions by the issuer, changes in company specific fundamentals, and changes in the value of similar securities. Values may be further adjusted for any discounts related to security-specific resale restrictions.

Short-term securities purchased within 60 days to maturity are valued at amortized cost, which approximates market value. For Davis Government Money Market Fund, in compliance with Rule 2a-7 of the 1940 Act, securities are valued at amortized cost, which approximates market value.

The Funds’ valuation procedures are reviewed and subject to approval by the Board of Directors. There have been no significant changes to the fair valuation procedures during the period.

Fair Value Measurements - Fair value is defined as the price that the Funds would receive upon selling an investment in an orderly transaction to an independent buyer in the principal market for the investment. Various inputs are used to determine the fair value of the Funds’ investments. These inputs are summarized in the three broad levels listed below.

Level 1 –	quoted prices in active markets for identical securities
Level 2 –	other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)
Level 3 –	significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used for valuing securities are not necessarily an indication of the risks associated with investing in those securities nor can it be assured that the Funds can obtain the fair value assigned to a security if they were to sell the security. Money market securities are valued using amortized cost, in accordance with rules under the 1940 Act. Generally, amortized cost approximates the current fair value of a security, but since the value is not obtained from a quoted price in an active market, such securities are reflected as Level 2.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following is a summary of the inputs used as of December 31, 2019 in valuing each Fund’s investments carried at value:

	Investments in Securities at Value
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Valuation Inputs
Level 1 – Quoted Prices:
Common Stock:
Communication Services	$34,202,710	$–	$–	$34,607,519	$9,552,131	$–
Consumer Discretionary	36,037,458	–	–	–	6,266,025	–
Energy	40,961,010	–	–	–	4,142,720	–
Financials	82,664,705	–	–	1,032,250,621	78,104,759	–
Health Care	94,823,668	–	–	–	4,681,674	–
Industrials	91,200,744	–	–	–	13,904,996	–
Information Technology	65,995,765	–	–	–	28,930,713	–
Real Estate	–	–	–	–	–	256,092,092
Total Level 1	445,886,060	–	–	1,066,858,140	145,583,018	256,092,092
Level 2 – Other Significant
Observable Inputs:
Preferred Stock:
Financials	–	–	–	–	2,222,563	–
Debt securities issued by U.S. Treasuries and U.S. Government corporations and agencies:
Long-term	–	–	–	–	2,968,977	–
Short-term	–	–	57,435,988	–	–	–
Corporate debt securities	–	–	–	–	23,721,619	–
Mortgage-backed securities	–	25,436,975	–	–	17,256,317	–
Short-term securities	17,815,000	1,743,000	82,737,000	9,603,000	5,913,000	10,662,000
Total Level 2	17,815,000	27,179,975	140,172,988	9,603,000	52,082,476	10,662,000
Level 3 – Significant Unobservable
Inputs:
Common Stock:
Communication Services	121,099	–	–	–	–	–
Preferred Stock:
Consumer Discretionary	13,115,061	–	–	–	–	–
Industrials	45,454,378	–	–	–	–	–
Total Level 3	58,690,538	–	–	–	–	–
Total Investments	$522,391,598	$27,179,975	$140,172,988	$1,076,461,140	$197,665,494	$266,754,092

The following table reconciles the valuation of assets in which significant unobservable inputs (Level 3) were used in determining fair value during the year ended December 31, 2019. The net change in unrealized appreciation (depreciation) during the year on Level 3 securities still held at December 31, 2019 for Davis Opportunity Fund was $(488,550). There were no transfers of investments into or out of Level 3 of the fair value hierarchy during the period. The cost of purchases or proceeds from sales may include securities received or delivered through corporate actions or exchanges. Realized and unrealized gains (losses) are included in the related amounts on investments in the Statements of Operations.

	Beginning Balance January 1, 2019	Cost of Purchases	Net Change in Unrealized Appreciation (Depreciation)	Net Realized Gain (Loss)	Proceeds from Sales	Ending Balance December 31, 2019
Davis Opportunity Fund
Investments in Securities:
Common Stock	$113,493	$–	$7,606	$–	$–	$121,099
Preferred Stock	59,065,595	–	(496,156)	–	–	58,569,439
Total Level 3	$59,179,088	$–	$(488,550)	$–	$–	$58,690,538

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Fair Value Measurements - (Continued)

The following table is a summary of those assets in which significant unobservable inputs (Level 3) were used by the Adviser in determining fair value. Note that these amounts exclude any valuations provided by a pricing service or broker.

	Fair Value at	Valuation	Unobservable		Impact to Valuation from
	December 31, 2019	Technique	Input(s)	Amount	an Increase in Input
Davis Opportunity Fund
Investments in Securities:
Common Stock	$121,099	Discounted Cash Flow	Annualized Yield	2.57%	Decrease

Preferred Stock	21,489,883	Market Approach	Adjusted Transaction Price	$45.84	Increase

Preferred Stock	23,964,495	Market Approach	Adjusted Transaction Price	$5.55	Increase

Preferred Stock	13,115,061	Market Approach	Transaction Price	$5.2733	Increase
Total Level 3	$58,690,538

The significant unobservable inputs listed in the above table are used in the fair value measurement of equity securities, and if changed, would affect the fair value of the Funds’ investments. The transaction price inputs are attributable to private securities and include assumptions made from private transactions. The “Impact to Valuation from an Increase in Input” represents the change in fair value measurement resulting from an increase in the corresponding input. A decrease in the input would have the opposite effect.

Master Repurchase Agreements - The Funds, along with other affiliated funds, may transfer uninvested cash balances into one or more master repurchase agreement accounts. These balances are invested in one or more repurchase agreements, secured by U.S. Government securities. A custodian bank holds securities pledged as collateral for repurchase agreements until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

Currency Translation - The market values of all assets and liabilities denominated in foreign currencies are recorded in the financial statements after translation to the U.S. dollar based upon the mean between the bid and offered quotations of the currencies against U.S. dollars on the date of valuation. The cost basis of such assets and liabilities is determined based upon historical exchange rates. Income and expenses are translated at average exchange rates in effect as accrued or incurred.

Foreign Currency - The Funds may enter into forward purchases or sales of foreign currencies to hedge certain foreign currency denominated assets and liabilities against declines in market value relative to the U.S. dollar. Forward currency contracts are marked-to-market daily and the change in market value is recorded by the Funds as an unrealized gain or loss. When the forward currency contract is closed, the Funds record a realized gain or loss equal to the difference between the value of the forward currency contract at the time it was opened and value at the time it was closed. Investments in forward currency contracts may expose the Funds to risks resulting from unanticipated movements in foreign currency exchange rates or failure of the counter-party to the agreement to perform in accordance with the terms of the contract. There were no forward contracts entered into by the Funds.

Reported net realized foreign exchange gains or losses arise from the sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on security transactions, the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Funds’ books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains or losses arise from changes in the value of assets and liabilities other than investments in securities at fiscal year-end, resulting from changes in the exchange rate. The Funds include foreign currency gains and losses realized on the sales of investments together with market gains and losses on such investments in the Statements of Operations.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Federal Income Taxes - It is each Fund’s policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies, and to distribute substantially all of its taxable income, including any net realized gains on investments not offset by loss carryovers, to shareholders. Therefore, no provision for federal income tax is required. Davis Appreciation & Income Fund incurred a 2018 excise tax liability of $30,019 during the year ended December 31, 2019. The Adviser analyzed the Funds’ tax positions taken on federal and state income tax returns for all open tax years and concluded that as of December 31, 2019, no provision for income tax is required in the Funds’ financial statements related to these tax positions. The Funds’ federal and state (Arizona) income and federal excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state Department of Revenue. The earliest tax year that remains subject to examination by these jurisdictions is 2016.

Capital losses will be carried forward to future years if not offset by gains. At December 31, 2019, the Funds had available for federal income tax purposes unused capital loss carryforwards as follows:

	Capital Loss Carryforwards

	Davis	Davis
	Opportunity	Government
	Fund	Bond Fund
No Expiration
Short-term	$7,015,261	$2,711,455
Long-term	4,574,864	1,907,838
Total	$11,590,125	$4,619,293

At December 31, 2019, the unrealized appreciation (depreciation) and aggregate cost of investments for federal income tax purposes were as follows:

			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money Market	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund	Fund
Unrealized appreciation	$171,591,783	$300,846	$–	$410,361,178	$25,711,873	$47,373,564
Unrealized depreciation	(18,991,179)	(35,164)	–	(19,988,712)	(13,526,499)	(6,707,445)
Net unrealized appreciation	$152,600,604	$265,682	$–	$390,372,466	$12,185,374	$40,666,119

Aggregate cost	$369,790,994	$26,914,293	$140,172,988	$686,088,674	$185,480,120	$226,087,973

Securities Transactions and Related Investment Income - Securities transactions are accounted for on the trade date (date the order to buy or sell is executed) with realized gain or loss on the sale of securities being determined based upon identified cost. Dividend income is recorded on the ex-dividend date. Dividend income from REIT securities may include return of capital. Upon notification from the issuer, the amount of the return of capital is reclassified to adjust dividend income, reduce the cost basis, and/or adjust realized gain/loss. Interest income, which includes accretion of discount and amortization of premium, is accrued as earned.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - Dividends and distributions to shareholders are recorded on the ex-dividend date. Net investment income (loss), net realized gains (losses), and net unrealized appreciation (depreciation) on investments [collectively “Distributable earnings (losses)”] may differ for financial statement and tax purposes primarily due to differing treatments of wash sales, corporate actions, paydowns on fixed income securities, foreign currency transactions, Directors’ deferred compensation, net operating losses, passive foreign investment company shares, partnership income, equalization accounting for tax purposes, and distributions from real estate investment trusts. The character of dividends and distributions made during the fiscal year from net investment income and net realized securities gains may differ from their ultimate characterization for federal income tax purposes. Also, due to the timing of dividends and distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which income or realized gain was recorded by the Funds. The Funds adjust certain components of capital to reflect permanent differences between financial statement amounts and net income and realized gains/losses determined in accordance with income tax rules. The Funds’ net assets have not been affected by these reclassifications. During the year ended December 31, 2019, amounts have been reclassified to reflect increases (decreases) as follows:

	Davis Financial Fund	Davis Appreciation & Income Fund
Additional paid-in capital	$11,787,795	$(30,019)
Distributable earnings (losses)	(11,787,795)	30,019

The tax character of distributions paid during the years ended December 31, 2019 and 2018 was as follows:

	Ordinary Income	Long-Term Capital Gain	Total
Davis Opportunity Fund
2019	$6,897,250	$19,495,772	$26,393,022
2018	2,933,613	64,050,661	66,984,274
Davis Government Bond Fund
2019	492,857	–	492,857
2018	331,226	–	331,226
Davis Government Money Market Fund
2019	2,557,937	–	2,557,937
2018	2,429,558	–	2,429,558
Davis Financial Fund
2019	13,995,410	67,056,572	81,051,982
2018	13,000,134	82,170,515	95,170,649
Davis Appreciation & Income Fund
2019	3,765,847	401,238	4,167,085
2018	1,970,090	–	1,970,090
Davis Real Estate Fund
2019	5,040,471	2,451,259	7,491,730
2018	6,530,768	4,663,105	11,193,873

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 1 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES – (CONTINUED)

Dividends and Distributions to Shareholders - (Continued)

As of December 31, 2019, the components of distributable earnings (losses) on a tax basis were as follows:

	Davis Opportunity Fund	Davis Government Bond Fund	Davis Government Money Market Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Undistributed ordinary income	$2,422,119	$6,236	$44,565	$1,885,687	$16,418	$3,691,485
Accumulated net realized losses from investments	(11,590,125)	(4,619,293)	–	–	–	–
Undistributed long- term capital gain	–	–	–	11,764,426	–	–
Net unrealized appreciation on investments and foreign currency transactions	152,602,347	265,682	–	390,389,580	12,186,504	40,666,654
Total	$143,434,341	$(4,347,375)	$44,565	$404,039,693	$12,202,922	$44,358,139

Indemnification - Under the Funds’ organizational documents, their officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Funds. In addition, some of the Funds’ contracts with their service providers contain general indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown since the amount of any future claims that may be made against the Funds cannot be determined and the Funds have no historical basis for predicting the likelihood of any such claims.

Use of Estimates in Financial Statements - In preparing financial statements in conformity with accounting principles generally accepted in the United States of America, management makes estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements, as well as the reported amounts of income and expenses during the reporting period. Actual results may differ from these estimates.

Directors Fees and Expenses - The Funds set up a Rabbi Trust to provide for the deferred compensation plan for Independent Directors that enables them to elect to defer receipt of all or a portion of annual fees they are entitled to receive. The value of an eligible Director’s account is based upon years of service and fees paid to each Director during the years of service. The amount paid to the Director by the Trust under the plan will be determined based upon the performance of the Davis Funds in which the amounts are invested.

NOTE 2 - PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from sales of investment securities (excluding short-term securities) during the year ended December 31, 2019 were as follows:

				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Cost of purchases	$77,902,292	$12,917,806	$63,998,893	$31,872,512	$63,846,405
Proceeds from sales	187,185,392	3,359,241	312,117,846	34,332,378	44,667,757

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES)

Davis Selected Advisers-NY, Inc. (“DSA-NY”), a wholly-owned subsidiary of the Adviser, acts as sub-adviser to the Funds. DSA-NY performs research and portfolio management services for the Funds under a Sub-Advisory Agreement with the Adviser. The Funds pay no fees directly to DSA-NY.

All officers of the Funds (including Interested Directors) hold positions as executive officers with the Adviser or its affiliates.

As of December 31, 2019, related shareholders with greater than 20% of outstanding shares were as follows:

Davis Government	Davis Appreciation
Money Market Fund	& Income Fund
27%	24%

Investment activities of this shareholder could have a material impact on the Funds.

Investment Advisory Fees - Advisory fees are paid monthly to the Adviser. The annual rate for Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund is 0.55% of the average net assets for each Fund. The annual rate for Davis Government Bond Fund and Davis Government Money Market Fund is 0.30% of the average net assets for each Fund.

Transfer Agent and Accounting Fees - DST Asset Manager Solutions, Inc. is the Funds’ primary transfer agent. State Street Bank and Trust Company (“State Street Bank”) is the Funds’ primary accounting provider. Fees for such services are included in the custodian fees as State Street Bank also serves as the Funds’ custodian. The Adviser is also paid for certain transfer agent and accounting services.

	Year ended December 31, 2019
			Davis		Davis
	Davis	Davis	Government	Davis	Appreciation	Davis
	Opportunity	Government	Money	Financial	& Income	Real Estate
	Fund	Bond Fund	Market Fund	Fund	Fund	Fund
Transfer agent fees paid to Adviser	$52,124	$7,836	$15,851	$144,271	$20,593	$40,918
Accounting fees paid to Adviser	21,498	2,000	5,498	44,996	6,502	7,500

Waivers and Reimbursement of Expenses - The Adviser is contractually committed to reimburse Davis Government Bond Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class A shares, 1.05%; Class C shares, 1.80%; Class Y shares, 0.80%) and Davis Opportunity Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund’s expenses to the extent necessary to cap total annual Fund operating expenses (Class C shares, 1.80%). During the year ended December 31, 2019, such reimbursements for Class A, Class C, and Class Y shares of Davis Government Bond Fund amounted to $10,050, $5,875, and $2,840, respectively, and Class C shares of Davis Appreciation & Income Fund and Davis Real Estate Fund amounted to $770 and $1,305, respectively.

The Adviser is contractually committed to waive fees and/or reimburse Davis Government Money Market Fund’s expenses such that investment income will not be less than zero until May 1, 2020.

The Adviser may recapture from the assets of Davis Government Money Market Fund any of the operating expenses it has reimbursed (but not any of the advisory fees which it has waived) until the end of the third calendar year after the end of the calendar year in which such reimbursement occurs. Any potential recovery is limited to an amount such that (i) the Fund’s net investment income will not be less than zero for any class of shares; and (ii) may not exceed 0.10% of net assets (ten basis points) in any calendar year. This recapture could negatively affect the Fund’s future yield.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 3 - FEES AND OTHER TRANSACTIONS WITH SERVICE PROVIDERS (INCLUDING AFFILIATES) – (CONTINUED)

Distribution and Service Plan Fees - The Funds have adopted separate Distribution Plans (“12b-1 Plans”) for Class A and Class C shares. Under the 12b-1 Plans, the Funds (other than Davis Government Money Market Fund) reimburse Davis Distributors, LLC (“Distributor”), the Funds’ Underwriter, for amounts paid to dealers as a service fee or commissions with respect to Class A shares sold by dealers, which remain outstanding during the period. The service fee is paid at an annual rate up to 0.25% of the average net assets maintained by the responsible dealers. Each of the Funds (other than Davis Government Money Market Fund) pays the Distributor a 12b-1 fee on Class C shares at an annual rate equal to the lesser of 1.25% of the average daily net asset value of Class C shares or the maximum amount provided by applicable rule or regulation of the Financial Industry Regulatory Authority, Inc., which currently is 1.00%. The Funds pay the 12b-1 fee on Class C shares in order: (i) to pay the Distributor distribution fees or commissions on Class C shares which have been sold and (ii) to enable the Distributor to pay service fees on Class C shares which have been sold.

	Year ended December 31, 2019
	Davis	Davis Government	Davis	Davis Appreciation	Davis Real
	Opportunity Fund	Bond Fund	Financial Fund	& Income Fund	Estate Fund
Distribution fees:
Class C	$223,815	$8,662	$908,178	$73,679	$52,469
Service fees:
Class A	668,254	51,365	1,005,873	269,546	313,587
Class C	74,605	2,887	302,726	24,559	17,489

The shareholders of Davis Government Money Market Fund have adopted a Distribution Plan in accordance with Rule 12b-1, which does not provide for any amounts to be paid directly to the Distributor as either compensation or reimbursement for distributing shares of the Fund, but does authorize the use of the advisory fee to the extent such fee may be considered to be indirectly financing any activity or expense which is primarily intended to result in the sale of Fund shares.

Sales Charges - Front-end sales charges and contingent deferred sales charges (“CDSC”) do not represent expenses of the Funds. They are deducted from the proceeds from sales of Fund shares prior to investment or from redemption proceeds prior to remittance, as applicable.

Class A shares of the Funds (other than Davis Government Money Market Fund) are sold at net asset value plus a sales charge and are redeemed at net asset value. On purchases of $1 million or more, the sales charge will not be applied; however a CDSC of 0.50% may be imposed upon redemption if those shares are redeemed within the first year of purchase.

Class C shares of the Funds are sold and redeemed at net asset value. A CDSC of 1.00% is imposed upon redemption of certain Class C shares (other than Davis Government Money Market Fund) within the first year of the original purchase.

The Distributor received commissions earned on sales of Class A shares of the Funds (other than Davis Government Money Market Fund) of which a portion was retained by the Distributor and the remaining was re-allowed to investment dealers. Commission advances by the Distributor on the sales of Class C shares of the Funds (other than Davis Government Money Market Fund) are re-allowed to qualified selling dealers.

	Year ended December 31, 2019
				Davis
	Davis	Davis	Davis	Appreciation	Davis
	Opportunity	Government	Financial	& Income	Real Estate
	Fund	Bond Fund	Fund	Fund	Fund
Class A commissions retained by the Distributor	$9,990	$462	$33,497	$5,476	$6,492
Class A commissions re-allowed to investment dealers	53,134	2,667	179,733	30,579	45,145
Total commissions earned on sales of Class A	$63,124	$3,129	$213,230	$36,055	$51,637
Class C commission advances by the Distributor	$11,497	$222	$63,443	$1,876	$8,942
Class C CDSCs received by the Distributor	1,687	200	9,954	483	74

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 4 - CAPITAL STOCK

At December 31, 2019, there were 10 billion shares of capital stock ($0.01 par value per share) authorized, of which 450 million shares each are designated to Davis Opportunity Fund, Davis Financial Fund, and Davis Appreciation & Income Fund, 350 million shares each are designated to Davis Government Bond Fund and Davis Real Estate Fund, and 4.6 billion shares are designated to Davis Government Money Market Fund. Transactions in capital stock were as follows:

	Year ended December 31, 2019
	Sold	Reinvestment of Distributions	Redeemed	Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	543,134	444,373	(2,052,290)	(1,064,783)
Class C	91,003	60,872	(634,989)	(483,114)
Class Y	843,587	254,899	(2,552,148)	(1,453,662)
Value: Class A	$17,109,333	$14,539,877	$(64,259,567)	$(32,610,357)
Class C	2,241,563	1,541,897	(15,646,617)	(11,863,157)
Class Y	27,642,805	8,837,357	(84,710,913)	(48,230,751)

Davis Government Bond Fund
Shares: Class A	3,487,721	76,643	(3,833,303)	(268,939)
Class C	50,365	1,926	(284,449)	(232,158)
Class Y	144,562	7,560	(121,441)	30,681
Value: Class A	$18,544,400	$409,910	$(20,448,239)	$(1,493,929)
Class C	268,569	10,270	(1,510,924)	(1,232,085)
Class Y	776,693	40,761	(653,561)	163,893

Davis Government Money Market Fund
Shares: Class A	186,481,333	2,313,374	(219,176,654)	(30,381,947)
Class C	497,227	42,829	(1,980,775)	(1,440,719)
Class Y	3,143,025	140,784	(6,345,451)	(3,061,642)
Value: Class A	$186,481,333	$2,313,374	$(219,176,654)	$(30,381,947)
Class C	497,227	42,829	(1,980,775)	(1,440,719)
Class Y	3,143,025	140,784	(6,345,451)	(3,061,642)

Davis Financial Fund
Shares: Class A	940,108	631,422	(3,142,958)	(1,571,428)
Class C	477,468	224,046	(1,358,905)	(657,391)
Class Y	2,295,136	648,615	(4,586,985)	(1,643,234)
Value: Class A	$44,333,544	$30,971,230	$(147,490,590)	$(72,185,816)
Class C	18,152,096	8,892,394	(52,317,529)	(25,273,039)
Class Y	111,380,974	32,904,214	(222,227,397)	(77,942,209)

Davis Appreciation & Income Fund
Shares: Class A	151,801	53,655	(465,478)	(260,022)
Class C	15,637	2,396	(130,518)	(112,485)
Class Y	78,023	38,735	(95,269)	21,489
Value: Class A	$6,093,642	$2,229,003	$(18,648,855)	$(10,326,210)
Class C	622,261	101,083	(5,183,940)	(4,460,596)
Class Y	3,174,474	1,612,931	(3,781,494)	1,005,911

Davis Real Estate Fund
Shares: Class A	614,243	78,035	(563,285)	128,993
Class C	32,460	2,910	(63,306)	(27,936)
Class Y	1,006,639	60,261	(452,454)	614,446
Value: Class A	$25,737,783	$3,353,243	$(23,946,785)	$5,144,241
Class C	1,375,578	125,281	(2,743,895)	(1,243,036)
Class Y	43,023,338	2,628,095	(19,686,013)	25,965,420

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 4 - CAPITAL STOCK – (CONTINUED)

	Year ended December 31, 2018
	Sold		Reinvestment of Distributions	Redeemed		Net Increase (Decrease)
Davis Opportunity Fund
Shares: Class A	2,705,653	*	1,159,193	(2,300,756)		1,564,090
Class C	453,451		217,459	(2,439,457)	*	(1,768,547)
Class Y	2,162,041		775,197	(2,747,235)		190,003
Value: Class A	$97,345,741	*	$34,219,383	$(82,818,397)		$48,746,727
Class C	11,893,982		5,060,269	(75,117,343)	*	(58,163,092)
Class Y	83,049,540		24,178,388	(102,810,675)		4,417,253

Davis Government Bond Fund
Shares: Class A	3,244,610	*	51,715	(3,056,093)		240,232
Class C	229,467		786	(811,758)	*	(581,505)
Class Y	81,694		5,305	(180,040)		(93,041)
Value: Class A	$17,129,126	*	$273,078	$(16,135,258)		$1,266,946
Class C	1,209,020		4,145	(4,275,768)	*	(3,062,603)
Class Y	434,589		28,234	(958,632)		(495,809)

Davis Government Money Market Fund
Shares: Class A	238,083,776	*	2,257,988	(268,617,029)		(28,275,265)
Class C	3,335,328		37,537	(4,002,143)	*	(629,278)
Class Y	4,948,184		99,414	(5,208,369)		(160,771)
Value: Class A	$238,083,776	*	$2,257,988	$(268,617,029)		$(28,275,265)
Class C	3,335,328		37,537	(4,002,143)	*	(629,278)
Class Y	4,948,184		99,414	(5,208,369)		(160,771)

Davis Financial Fund
Shares: Class A	2,364,878	*	793,324	(4,243,014)		(1,084,812)
Class C	706,465		302,525	(1,581,205)	*	(572,215)
Class Y	4,831,096		878,261	(4,981,124)		728,233
Value: Class A	$122,308,259	*	$34,826,984	$(218,353,802)		$(61,218,559)
Class C	30,235,327		10,915,105	(66,365,840)	*	(25,215,408)
Class Y	259,094,214		39,785,233	(255,264,373)		43,615,074

Davis Appreciation & Income Fund
Shares: Class A	996,522	*	26,051	(482,322)		540,251
Class C	136,962		1,050	(698,547)	*	(560,535)
Class Y	152,500		21,966	(231,691)		(57,225)
Value: Class A	$39,579,043	*	$987,810	$(18,982,206)		$21,584,647
Class C	5,222,086		38,934	(28,671,101)	*	(23,410,081)
Class Y	6,045,767		843,396	(9,426,093)		(2,536,930)

Davis Real Estate Fund
Shares: Class A	548,186	*	152,182	(689,987)		10,381
Class C	44,341		8,093	(285,489)	*	(233,055)
Class Y	849,592		86,246	(408,118)		527,720
Value: Class A	$21,868,849	*	$5,476,166	$(26,324,920)		$1,020,095
Class C	1,687,709		289,418	(11,420,839)	*	(9,443,712)
Class Y	33,833,903		3,153,873	(16,320,148)		20,667,628

* Includes Class C to Class A conversions as disclosed in Note 1 of the Notes to Financial Statements.

DAVIS SERIES, INC.	Notes to Financial Statements – (Continued)
December 31, 2019

NOTE 5 - SECURITIES LOANED

Davis Opportunity Fund and Davis Financial Fund have entered into a securities lending arrangement with State Street Bank. Under the terms of the agreement, the Funds receive fee income from lending transactions; in exchange for such fees, State Street Bank is authorized to loan securities on behalf of the Funds, against receipt of collateral at least equal to the value of the securities loaned. As of December 31, 2019, the Funds did not have any securities on loan. The Funds bear the risk of any deficiency in the amount of the collateral available for return to a borrower due to a loss in an approved investment.

NOTE 6 - RESTRICTED SECURITIES

Restricted securities are not registered under the Securities Act of 1933 and may have contractual restrictions on resale. They are fair valued under methods approved by the Board of Directors. The aggregate value of restricted securities in Davis Opportunity Fund amounted to $58,690,538 or 11.24% of the Fund’s net assets as of December 31, 2019. Information regarding restricted securities is as follows:

Fund	Security	Initial Acquisition Date	Units/Shares	Cost per Unit/Share	Valuation per Unit/Share as of December 31, 2019
Davis Opportunity Fund	ASAC II L.P.	10/10/13	116,129	$1.00	$1.0428

Davis Opportunity Fund	Didi Chuxing Joint Co., Series A, Pfd.	07/27/15	416,153	$27.7507	$45.84

Davis Opportunity Fund	Didi Chuxing Joint Co., Series B, Pfd.	05/16/17	52,649	$50.9321	$45.84

Davis Opportunity Fund	Grab Holdings Inc., Series F, Pfd.	08/24/16	2,911,103	$4.8191	$5.55

Davis Opportunity Fund	Grab Holdings Inc., Series G, Pfd.	08/02/17	1,406,824	$5.5419	$5.55

Davis Opportunity Fund	Missfresh Ltd., Series E, Pfd.	08/30/18	2,487,069	$4.2843	$5.2733

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Opportunity Fund Class A:
Year ended December 31, 2019	$28.10	$0.12[d]	$7.01	$7.13
Year ended December 31, 2018	$37.01	$0.11[d]	$(4.91)	$(4.80)
Year ended December 31, 2017	$30.90	$0.01[d]	$7.10	$7.11
Year ended December 31, 2016	$27.45	$0.01[d]	$4.20	$4.21
Year ended December 31, 2015	$31.73	$0.01[d]	$1.59	$1.60
Davis Opportunity Fund Class C:
Year ended December 31, 2019	$22.14	$(0.10)[d]	$5.49	$5.39
Year ended December 31, 2018	$30.36	$(0.14)[d]	$(3.97)	$(4.11)
Year ended December 31, 2017	$25.66	$(0.21)[d]	$5.87	$5.66
Year ended December 31, 2016	$23.08	$(0.18)[d]	$3.52	$3.34
Year ended December 31, 2015	$27.79	$(0.22)[d]	$1.39	$1.17
Davis Opportunity Fund Class Y:
Year ended December 31, 2019	$29.70	$0.21[d]	$7.40	$7.61
Year ended December 31, 2018	$38.77	$0.21[d]	$(5.17)	$(4.96)
Year ended December 31, 2017	$32.32	$0.10[d]	$7.44	$7.54
Year ended December 31, 2016	$28.61	$0.07[d]	$4.40	$4.47
Year ended December 31, 2015	$32.77	$0.08[d]	$1.64	$1.72
Davis Government Bond Fund Class A:
Year ended December 31, 2019	$5.29	$0.08[d]	$0.09	$0.17
Year ended December 31, 2018	$5.33	$0.05[d]	$(0.03)	$0.02
Year ended December 31, 2017	$5.35	$0.01[d]	$–	$0.01
Year ended December 31, 2016	$5.40	$0.01[d]	$(0.02)	$(0.01)
Year ended December 31, 2015	$5.42	$0.01[d]	$0.01	$0.02
Davis Government Bond Fund Class C:
Year ended December 31, 2019	$5.28	$0.04[d]	$0.09	$0.13
Year ended December 31, 2018	$5.31	$–[d,e]	$(0.02)	$(0.02)
Year ended December 31, 2017	$5.35	$(0.03)[d]	$(0.01)	$(0.04)
Year ended December 31, 2016	$5.40	$(0.03)[d]	$(0.02)	$(0.05)
Year ended December 31, 2015	$5.42	$(0.02)[d]	$–	$(0.02)
Davis Government Bond Fund Class Y:
Year ended December 31, 2019	$5.34	$0.10[d]	$0.07	$0.17
Year ended December 31, 2018	$5.37	$0.06[d]	$(0.02)	$0.04
Year ended December 31, 2017	$5.40	$0.03[d]	$(0.02)	$0.01
Year ended December 31, 2016	$5.44	$0.03[d]	$(0.02)	$0.01
Year ended December 31, 2015	$5.47	$0.04[d]	$–	$0.04

Financial Highlights

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.13)	$(1.63)	$–	$(1.76)	$33.47	25.49%	$310,954	0.93%	0.93%	0.38%	15%
$–	$(4.11)	$–	$(4.11)	$28.10	(13.50)%	$290,970	0.94%	0.94%	0.28%	44%
$(0.04)	$(0.96)	$–	$(1.00)	$37.01	23.09%	$325,410	0.95%	0.95%	0.03%	18%
$–	$(0.76)	$–	$(0.76)	$30.90	15.26%	$277,040	0.95%	0.95%	0.03%	61%
$–	$(5.88)	$–	$(5.88)	$27.45	4.91%	$267,348	0.96%	0.96%	0.02%	39%

$–	$(1.63)	$–	$(1.63)	$25.90	24.49%	$26,309	1.74%	1.74%	(0.43)%	15%
$–	$(4.11)	$–	$(4.11)	$22.14	(14.19)%	$33,186	1.71%	1.71%	(0.49)%	44%
$–	$(0.96)	$–	$(0.96)	$30.36	22.16%	$99,190	1.73%	1.73%	(0.75)%	18%
$–	$(0.76)	$–	$(0.76)	$25.66	14.38%	$106,562	1.75%	1.74%	(0.76)%	61%
$–	$(5.88)	$–	$(5.88)	$23.08	4.05%	$102,653	1.75%	1.75%	(0.77)%	39%

$(0.21)	$(1.63)	$–	$(1.84)	$35.47	25.76%	$184,781	0.70%	0.70%	0.61%	15%
$–	$(4.11)	$–	$(4.11)	$29.70	(13.30)%	$197,887	0.69%	0.69%	0.53%	44%
$(0.13)	$(0.96)	$–	$(1.09)	$38.77	23.42%	$250,973	0.70%	0.70%	0.28%	18%
$–	$(0.76)	$–	$(0.76)	$32.32	15.55%	$220,325	0.71%	0.70%	0.28%	61%
$–	$(5.88)	$–	$(5.88)	$28.61	5.12%	$166,721	0.73%	0.73%	0.25%	39%

$(0.09)	$–	$–	$(0.09)	$5.37	3.23%	$24,216	1.09%	1.05%	1.59%	13%
$(0.06)	$–	$–	$(0.06)	$5.29	0.42%	$25,297	1.13%	1.12%	0.91%	28%
$(0.03)	$–	$–	$(0.03)	$5.33	0.21%	$24,178	1.14%	1.14%	0.24%	7%
$(0.04)	$–	$–	$(0.04)	$5.35	(0.26)%	$29,442	1.03%	0.97%	0.26%	65%
$(0.04)	$–	$–	$(0.04)	$5.40	0.38%	$30,733	1.05%	1.05%	0.25%	25%

$(0.05)	$–	$–	$(0.05)	$5.36	2.47%	$811	2.31%	1.80%	0.84%	13%
$(0.01)	$–	$–	$(0.01)	$5.28	(0.32)%	$2,026	1.98%	1.97%	0.06%	28%
$–	$–	$–	$–	$5.31	(0.75)%	$5,126	1.91%	1.91%	(0.53)%	7%
$–	$–	$–	$–	$5.35	(0.93)%	$9,294	1.81%	1.75%	(0.52)%	65%
$–[e]	$–	$–	$–[e]	$5.40	(0.29)%	$13,193	1.75%	1.75%	(0.45)%	25%

$(0.10)	$–	$–	$(0.10)	$5.41	3.29%	$2,175	0.93%	0.80%	1.84%	13%
$(0.07)	$–	$–	$(0.07)	$5.34	0.83%	$1,980	0.94%	0.91%	1.12%	28%
$(0.04)	$–	$–	$(0.04)	$5.37	0.27%	$2,493	0.91%	0.91%	0.47%	7%
$(0.05)	$–	$–	$(0.05)	$5.40	0.20%	$3,656	0.71%	0.65%	0.58%	65%
$(0.07)	$–	$–	$(0.07)	$5.44	0.68%	$14,180	0.57%	0.57%	0.73%	25%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Government Money Market Fund Class A, C, and Y:
Year ended December 31, 2019	$1.000	$0.017	$–	$0.017
Year ended December 31, 2018	$1.000	$0.013	$–	$0.013
Year ended December 31, 2017	$1.000	$0.004	$–	$0.004
Year ended December 31, 2016	$1.000	$0.001	$–	$0.001
Year ended December 31, 2015	$1.000	$0.001	$–	$0.001
Davis Financial Fund Class A:
Year ended December 31, 2019	$42.20	$0.64[d]	$10.44	$11.08
Year ended December 31, 2018	$51.94	$0.54[d]	$(6.51)	$(5.97)
Year ended December 31, 2017	$44.57	$0.21[d]	$8.37	$8.58
Year ended December 31, 2016	$39.39	$0.29[d]	$5.64	$5.93
Year ended December 31, 2015	$39.59	$0.23[d]	$0.46	$0.69
Davis Financial Fund Class C:
Year ended December 31, 2019	$34.67	$0.23[d]	$8.51	$8.74
Year ended December 31, 2018	$43.27	$0.12[d]	$(5.37)	$(5.25)
Year ended December 31, 2017	$37.44	$(0.13)[d]	$7.00	$6.87
Year ended December 31, 2016	$33.22	$(0.04)[d]	$4.72	$4.68
Year ended December 31, 2015	$33.63	$(0.11)[d]	$0.40	$0.29
Davis Financial Fund Class Y:
Year ended December 31, 2019	$43.56	$0.78[d]	$10.76	$11.54
Year ended December 31, 2018	$53.50	$0.68[d]	$(6.71)	$(6.03)
Year ended December 31, 2017	$45.88	$0.34[d]	$8.62	$8.96
Year ended December 31, 2016	$40.52	$0.37[d]	$5.83	$6.20
Year ended December 31, 2015	$40.70	$0.29[d]	$0.49	$0.78
Davis Appreciation & Income Fund Class A:
Year ended December 31, 2019	$36.23	$0.56[d]	$6.78	$7.34
Year ended December 31, 2018	$39.80	$0.42[d]	$(3.59)	$(3.17)
Year ended December 31, 2017	$34.51	$0.35[d]	$5.27	$5.62
Year ended December 31, 2016	$31.96	$0.32[d]	$2.61	$2.93
Year ended December 31, 2015	$36.02	$0.38[d]	$(4.06)	$(3.68)
Davis Appreciation & Income Fund Class C:
Year ended December 31, 2019	$36.34	$0.25[d]	$6.78	$7.03
Year ended December 31, 2018	$39.94	$0.15[d]	$(3.63)	$(3.48)
Year ended December 31, 2017	$34.64	$0.10[d]	$5.26	$5.36
Year ended December 31, 2016	$32.08	$0.04[d]	$2.63	$2.67
Year ended December 31, 2015	$36.15	$0.08[d]	$(4.07)	$(3.99)
Davis Appreciation & Income Fund Class Y:
Year ended December 31, 2019	$36.39	$0.69[d]	$6.81	$7.50
Year ended December 31, 2018	$39.98	$0.56[d]	$(3.62)	$(3.06)
Year ended December 31, 2017	$34.66	$0.48[d]	$5.30	$5.78
Year ended December 31, 2016	$32.10	$0.38[d]	$2.63	$3.01
Year ended December 31, 2015	$36.18	$0.45[d]	$(4.08)	$(3.63)

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.017)	$–	$–	$(0.017)	$1.000	1.74%	$148,805	0.53%	0.53%	1.74%	NA
$(0.013)	$–	$–	$(0.013)	$1.000	1.30%	$183,689	0.58%[f]	0.58%[f]	1.27%	NA
$(0.004)	$–	$–	$(0.004)	$1.000	0.35%	$212,755	0.62%[f]	0.60%[f]	0.34%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.08%	$262,793	0.70%	0.38%	0.08%	NA
$(0.001)	$–	$–	$(0.001)	$1.000	0.06%	$225,151	0.70%	0.10%	0.06%	NA

$(0.68)	$(3.25)	$–	$(3.93)	$49.35	26.31%	$463,892	0.94%	0.94%	1.37%	6%
$(0.51)	$(3.26)	$–	$(3.77)	$42.20	(11.78)%	$463,024	0.94%	0.94%	1.04%	18%
$(0.17)	$(1.04)	$–	$(1.21)	$51.94	19.27%	$626,153	0.98%	0.98%	0.43%	7%
$(0.29)	$(0.46)	$–	$(0.75)	$44.57	15.04%	$508,457	0.92%	0.92%	0.72%	17%
$(0.19)	$(0.70)	$–	$(0.89)	$39.39	1.74%	$609,519	0.86%	0.86%	0.58%	5%

$(0.25)	$(3.25)	$–	$(3.50)	$39.91	25.27%	$114,489	1.72%	1.72%	0.59%	6%
$(0.09)	$(3.26)	$–	$(3.35)	$34.67	(12.43)%	$122,240	1.70%	1.70%	0.28%	18%
$–	$(1.04)	$–	$(1.04)	$43.27	18.38%	$177,326	1.73%	1.73%	(0.32)%	7%
$–	$(0.46)	$–	$(0.46)	$37.44	14.08%	$140,605	1.74%	1.74%	(0.10)%	17%
$–	$(0.70)	$–	$(0.70)	$33.22	0.86%	$110,457	1.75%	1.75%	(0.31)%	5%

$(0.81)	$(3.25)	$–	$(4.06)	$51.04	26.54%	$497,906	0.72%	0.72%	1.59%	6%
$(0.65)	$(3.26)	$–	$(3.91)	$43.56	(11.55)%	$496,436	0.70%	0.70%	1.28%	18%
$(0.30)	$(1.04)	$–	$(1.34)	$53.50	19.56%	$570,816	0.72%	0.72%	0.69%	7%
$(0.38)	$(0.46)	$–	$(0.84)	$45.88	15.27%	$331,889	0.72%	0.72%	0.92%	17%
$(0.26)	$(0.70)	$–	$(0.96)	$40.52	1.91%	$192,596	0.71%	0.71%	0.73%	5%

$(0.78)	$(0.09)	$–	$(0.87)	$42.70	20.33%	$116,911	1.01%	1.01%	1.41%	17%
$(0.40)	$–	$–	$(0.40)	$36.23	(8.02)%	$108,613	1.01%	1.01%	1.07%	54%
$(0.33)	$–	$–	$(0.33)	$39.80	16.35%	$97,806	1.02%	1.02%	0.97%	19%
$(0.38)	$–	$–	$(0.38)	$34.51	9.20%	$95,709	0.91%	0.90%	0.98%	109%[g]
$(0.38)	$–	$–	$(0.38)	$31.96	(10.27)%	$172,111	0.87%	0.87%	1.08%	32%

$(0.46)	$(0.09)	$–	$(0.55)	$42.82	19.38%	$8,349	1.81%	1.80%	0.62%	17%
$(0.12)	$–	$–	$(0.12)	$36.34	(8.72)%	$11,172	1.76%	1.76%	0.32%	54%
$(0.06)	$–	$–	$(0.06)	$39.94	15.48%	$34,668	1.76%	1.76%	0.23%	19%
$(0.11)	$–	$–	$(0.11)	$34.64	8.33%	$50,316	1.75%	1.74%	0.14%	109%[g]
$(0.08)	$–	$–	$(0.08)	$32.08	(11.04)%	$70,140	1.72%	1.72%	0.23%	32%

$(0.91)	$(0.09)	$–	$(1.00)	$42.89	20.72%	$72,470	0.69%	0.69%	1.73%	17%
$(0.53)	$–	$–	$(0.53)	$36.39	(7.72)%	$60,702	0.68%	0.68%	1.40%	54%
$(0.46)	$–	$–	$(0.46)	$39.98	16.75%	$68,974	0.69%	0.69%	1.30%	19%
$(0.45)	$–	$–	$(0.45)	$34.66	9.44%	$61,950	0.70%	0.69%	1.19%	109%[g]
$(0.45)	$–	$–	$(0.45)	$32.10	(10.11)%	$61,583	0.68%	0.68%	1.27%	32%

DAVIS SERIES, INC.

The following financial information represents selected data for each share of capital stock outstanding throughout each period:

		Income (Loss) from Investment Operations
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gains (Losses)	Total from Investment Operations
Davis Real Estate Fund Class A:
Year ended December 31, 2019	$35.75	$0.78[d]	$8.27	$9.05
Year ended December 31, 2018	$39.70	$0.81[d]	$(2.60)	$(1.79)
Year ended December 31, 2017	$38.82	$0.58[d]	$2.62	$3.20
Year ended December 31, 2016	$35.96	$0.43[d]	$3.06	$3.49
Year ended December 31, 2015	$35.79	$0.37[d]	$0.23	$0.60
Davis Real Estate Fund Class C:
Year ended December 31, 2019	$35.75	$0.45[d]	$8.24	$8.69
Year ended December 31, 2018	$39.69	$0.48[d]	$(2.59)	$(2.11)
Year ended December 31, 2017	$38.81	$0.28[d]	$2.58	$2.86
Year ended December 31, 2016	$35.97	$0.06[d]	$3.07	$3.13
Year ended December 31, 2015	$35.79	$0.04[d]	$0.25	$0.29
Davis Real Estate Fund Class Y:
Year ended December 31, 2019	$36.27	$0.88[d]	$8.39	$9.27
Year ended December 31, 2018	$40.25	$0.91[d]	$(2.63)	$(1.72)
Year ended December 31, 2017	$39.33	$0.66[d]	$2.68	$3.34
Year ended December 31, 2016	$36.44	$0.43[d]	$3.17	$3.60
Year ended December 31, 2015	$36.26	$0.42[d]	$0.26	$0.68

[a]
Assumes hypothetical initial investment on the business day before the first day of the fiscal period, with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns.

[b]	The ratios in this column reflect the impact, if any, of certain reimbursements and/or waivers.

[c]
The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation.

[d]	Per share calculations were based on average shares outstanding for the period.

[e]	Less than $0.005 per share.

Financial Highlights – (Continued)

Dividends and Distributions							Ratios to Average Net Assets
Dividends from Net Investment Income	Distributions from Realized Gains	Return of Capital	Total Distributions	Net Asset Value, End of Period	Total Return[a]	Net Assets, End of Period (in thousands)	Gross Expense Ratio	Net Expense Ratio[b]	Net Investment Income (Loss) Ratio	Portfolio Turnover[c]

$(0.52)	$(0.69)	$–	$(1.21)	$43.59	25.39%	$157,718	0.98%	0.98%	1.84%	18%
$(0.86)	$(1.30)	$–	$(2.16)	$35.75	(4.52)%	$124,763	0.97%	0.97%	2.09%	44%
$(0.37)	$(1.95)	$–	$(2.32)	$39.70	8.30%	$138,113	0.97%	0.97%	1.46%	23%
$(0.63)	$–	$–	$(0.63)	$38.82	9.71%	$152,733	0.93%	0.92%	1.08%	53%
$(0.43)	$–	$–	$(0.43)	$35.96	1.69%	$176,995	0.94%	0.94%	1.01%	93%

$(0.18)	$(0.69)	$–	$(0.87)	$43.57	24.33%	$6,422	1.82%	1.80%	1.02%	18%
$(0.53)	$(1.30)	$–	$(1.83)	$35.75	(5.30)%	$6,268	1.83%	1.83%	1.23%	44%
$(0.03)	$(1.95)	$–	$(1.98)	$39.69	7.40%	$16,209	1.81%	1.81%	0.62%	23%
$(0.29)	$–	$–	$(0.29)	$38.81	8.71%	$22,288	1.82%	1.81%	0.19%	53%
$(0.11)	$–	$–	$(0.11)	$35.97	0.83%	$23,940	1.81%	1.81%	0.14%	93%

$(0.64)	$(0.69)	$–	$(1.33)	$44.21	25.69%	$103,800	0.77%	0.77%	2.05%	18%
$(0.96)	$(1.30)	$–	$(2.26)	$36.27	(4.27)%	$62,874	0.74%	0.74%	2.32%	44%
$(0.47)	$(1.95)	$–	$(2.42)	$40.25	8.57%	$48,532	0.73%	0.73%	1.70%	23%
$(0.71)	$–	$–	$(0.71)	$39.33	9.90%	$44,330	0.73%	0.72%	1.28%	53%
$(0.50)	$–	$–	$(0.50)	$36.44	1.92%	$39,148	0.74%	0.74%	1.21%	93%

[f]
Includes the recapture of expenses reimbursed from prior fiscal years. Excluding the recapture of prior reimbursed expenses, the gross and net expense ratios for the year ended December 31, 2018 would have both been 0.49%, and for the year ended December 31, 2017 would have been 0.55% and 0.52%, respectively.

[g]	As a result of the change in portfolio management on July 1, 2016, portfolio turnover was unusually high.

See Notes to Financial Statements

DAVIS SERIES, INC.	Report of Independent Registered Public Accounting Firm

The Shareholders and Board of Directors
Davis Series, Inc.:

Opinion on the Financial Statements

We have audited the accompanying statements of assets and liabilities of Davis Opportunity Fund, Davis Government Bond Fund, Davis Government Money Market Fund, Davis Financial Fund, Davis Appreciation & Income Fund, and Davis Real Estate Fund (each a series of Davis Series, Inc.) (the “Funds”), including the schedules of investments, as of December 31, 2019, the related statements of operations for the year then ended, the statement of cash flows for Davis Opportunity Fund for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the related notes (collectively, the “financial statements”) and the financial highlights for each of the years in the five-year period then ended. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Funds as of December 31, 2019, the results of their operations for the year then ended, the cash flows for Davis Opportunity Fund for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Funds in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of December 31, 2019 by correspondence with the custodian and brokers or by other appropriate auditing procedures. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

KPMG LLP

We have served as the auditor of one or more Davis Funds investment companies since 1998.

Denver, Colorado
February 21, 2020

DAVIS SERIES, INC.	Federal Income Tax Information (Unaudited)

In early 2020, shareholders will receive information regarding all dividends and distributions paid to them by the Funds during the calendar year 2019. Regulations of the U.S. Treasury Department require the Funds to report this information to the Internal Revenue Service.

The information and distributions reported herein may differ from the information reported as distributions taxable to certain shareholders for the calendar year 2019 with their 2019 Form 1099-DIV.

The information is presented to assist shareholders in reporting dividends and distributions received from the Funds to the Internal Revenue Service. Because of the complexity of the federal regulations that may affect your individual tax return and the many variations in state and local regulations, we recommend that you consult your tax adviser for specific guidance.

Each Fund designates the following amounts distributed during the calendar year ended December 31, 2019, as dividends eligible for the corporate dividends-received deduction, qualified dividend income, qualified business income deduction, and long-term capital gain distributions.

	Davis Opportunity Fund	Davis Financial Fund	Davis Appreciation & Income Fund	Davis Real Estate Fund
Income dividends	$6,897,250	$13,995,410	$3,765,847	$5,040,471
Income qualifying for corporate dividends-received deduction	$4,836,196	$13,842,596	$2,519,435	$995
	70%	99%	67%	0.02%
Qualified dividend income	$6,897,250	$13,995,410	$3,374,229	$98,022
	100%	100%	90%	2%
Section 199A - Qualified business income deduction	$–	$–	$–	$3,265,936
				98%
Long-term capital gain distributions*	$19,495,772	$67,056,572	$401,238	$2,451,259

*Davis Financial Fund designated long-term capital gain distributions in the amount of $78,812,794. The Fund utilized equalization accounting for tax purposes, whereby a portion of redemption payments were treated as distributions of long-term capital gain.

DAVIS SERIES, INC.	Privacy Notice and Householding

Privacy Notice

While you generally will be dealing with a broker-dealer or other financial adviser, we may collect information about you from your account application and other forms that you may deliver to us. We use this information to process your requests and transactions; for example, to provide you with additional information about our Funds, to open an account for you, or to process a transaction. In order to service your account and execute your transactions, we may provide your personal information to firms that assist us in servicing your account, such as our transfer agent. We may also provide your name and address to one of our agents for the purpose of mailing to you your account statement and other information about our products and services. We may also gather information through the use of “cookies” when you visit our website. These files help us to recognize repeat visitors and allow easy access to and use of the website. We require these outside firms and agents to protect the confidentiality of your information and to use the information only for the purpose for which the disclosure is made. We do not provide customer names and addresses to outside firms, organizations, or individuals except in furtherance of our business relationship with you or as otherwise allowed by law.

We restrict access to nonpublic personal information about you to those employees who need to know that information to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal standards to guard your personal information.

Householding

To avoid sending duplicate copies of materials to households, the Funds will mail only one copy of each prospectus, Annual, and Semi-Annual Report to shareholders having the same last name and address on the Funds’ records. The consolidation of these mailings, called householding, benefits the Funds through reduced mailing expense. If you do not want the mailing of these documents to be combined with those to other members of your household, please contact the Davis Funds by phone at 1-800-279-0279. Individual copies of current prospectuses and reports will be sent to you within 30 days after the Funds receive your request to stop householding.

DAVIS SERIES, INC.	Directors and Officers

For the purpose of their service as Directors to the Davis Funds, the business address for each of the Directors is: 2949 E. Elvira Road, Suite 101, Tucson, AZ 85756. Subject to exceptions and exemptions which may be granted by the Independent Directors, Directors must retire at the close of business on the last day of the calendar year in which the Director attains age seventy-eight (78).

Name, Date of Birth, Position(s) Held with Funds, Length of Service	Principal Occupation(s) During Past Five Years	Number of Portfolios Overseen	Other Directorships
Independent Directors

Marc P. Blum (09/09/42) Director since 1986	Chief Executive Officer, World Total Return Fund, LLLP; of Counsel to Gordon Feinblatt LLC (law firm).	13	Director, Rodney Trust Company (trust and asset management company).

John S. Gates Jr. (08/02/53) Director since 2007	Chairman and Chief Executive Officer of PortaeCo LLC (private investment company).	13	Director, Miami Corp. (diversified investment company).

Thomas S. Gayner (12/16/61) Director since 2004 Chairman since 2009	Co-Chief Executive Officer and Director, Markel Corp. (diversified financial holding company).	13
Director, Graham Holdings Company (educational and
media company); Director, Colfax Corp. (engineering
and manufacturer of pumps and fluid handling
equipment); Director, Cable ONE Inc. (cable service
provider).

Samuel H. Iapalucci (07/19/52) Director since 2006	Retired; Executive Vice President and Chief Financial Officer, CH2M HILL Companies, Ltd. (engineering) until 2008.	13	None

Robert P. Morgenthau (03/22/57) Director since 2002	Principal, Spears Abacus Advisors, LLC (investment management firm) since 2011; Chairman, NorthRoad Capital Management, LLC (investment management firm) 2002-2011.	13	None

Marsha C. Williams (03/28/51) Director since 1999	Retired; Senior Vice President and Chief Financial Officer, Orbitz Worldwide, Inc. (travel-service provider) 2007-2010.	13
Lead Independent Director, Modine Manufacturing
Company (heat transfer technology); Director,
McDermott International, Inc. (industrial construction
and engineering); Lead Independent Director, Fifth
Third Bancorp (diversified financial services).

Interested Directors*

Andrew A. Davis (06/25/63) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; President, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.	16	Director, Selected Funds (consisting of two portfolios) since 1998; Trustee, Clipper Funds Trust (consisting of one portfolio) since 2014.

Christopher C. Davis (07/13/65) Director since 1997	President or Vice President of each Davis Fund, Selected Fund, Clipper Fund, and Davis Fundamental ETF; Chairman, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC.	16
Director, Selected Funds (consisting of two portfolios)
since 1998; Trustee, Clipper Funds Trust (consisting of
one portfolio) since 2014; Lead Independent Director,
Graham Holdings Company (educational and media
company); Director, The Coca-Cola Company
(beverage company).

* Andrew A. Davis and Christopher C. Davis own partnership units (directly, indirectly, or both) of the Adviser and are considered to be “interested persons” of the Funds as defined in the Investment Company Act of 1940. Andrew A. Davis and Christopher C. Davis are brothers.

Officers

Andrew A. Davis (born 06/25/63, Davis Funds officer since 1997). See description in the section on Interested Directors.

Christopher C. Davis (born 07/13/65, Davis Funds officer since 1997). See description in the section on Interested Directors.

Kenneth C. Eich (born 08/14/53, Davis Funds officer since 1997). Executive Vice President and Principal Executive Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), and Clipper Funds Trust (consisting of one portfolio); Trustee/Chairman, Executive Vice President, and Principal Executive Officer of Davis Fundamental ETF Trust (consisting of four portfolios); Chief Operating Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Douglas A. Haines (born 03/04/71, Davis Funds officer since 2004). Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Randi J. Roessler (born 06/26/81, Davis Funds officer since 2018). Vice President and Chief Compliance Officer of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

Ryan M. Charles (born 07/25/78, Davis Funds officer since 2014). Vice President and Secretary of the Davis Funds (consisting of 13 portfolios), Selected Funds (consisting of two portfolios), Clipper Funds Trust (consisting of one portfolio), and Davis Fundamental ETF Trust (consisting of four portfolios); Vice President, Chief Legal Officer, and Secretary, Davis Selected Advisers, L.P., and also serves as an executive officer of certain companies affiliated with the Adviser.

DAVIS SERIES, INC.

Investment Adviser
Davis Selected Advisers, L.P. (Doing business as “Davis Advisors”)
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756
(800) 279-0279

Distributor
Davis Distributors, LLC
2949 East Elvira Road, Suite 101
Tucson, Arizona 85756

Transfer Agent
DST Asset Manager Solutions, Inc.
c/o The Davis Funds
P.O. Box 219197
Kansas City, Missouri 64121-9197

Overnight Address:
430 West 7th Street, Suite 219197
Kansas City, Missouri 64105-1407

Custodian
State Street Bank and Trust Co.
One Lincoln Street
Boston, Massachusetts 02111

Legal Counsel
Greenberg Traurig, LLP
1144 15th Street, Suite 3300
Denver, Colorado 80202

Independent Registered Public Accounting Firm
KPMG LLP
1225 17th Street, Suite 800
Denver, Colorado 80202

For more information about Davis Series, Inc., including management fee, charges, and expenses, see the current prospectus, which must precede or accompany this report. The Funds’ Statement of Additional Information contains additional information about the Funds’ Directors and is available without charge, upon request, by calling 1-800-279-0279 and on the Funds’ website at www.davisfunds.com. Quarterly Fact Sheets are available on the Funds’ website at www.davisfunds.com.

ITEM 2.  CODE OF ETHICS

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

A copy of the code of ethics is filed as an exhibit to this form N-CSR.

No waivers were granted to this code of ethics during the period covered by this report.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT

The registrant’s board of directors has determined that independent trustee Marsha Williams qualifies as the “audit committee financial expert”, as defined in Item 3 of form N-CSR.

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES

(a)
Audit Fees. The aggregate Audit Fees billed by KPMP LLP (“KPMG”) for professional    services rendered for the audits of the audits of the financial statements, or services that are normally provided in connection with statutory and regulatory filings or engagements for the fiscal year ends December 31, 2019 and December 31, 2018 were $164,500 and $168,380, respectively.

(b)
Audit-Related Fees. The aggregate Audit-Related Fees billed by KPMG for services rendered for assurance and related services that are not reasonably related to the performance of the audit or review of the fund financial statements, but not reported as Audit Fees for fiscal year ends December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(c)
Tax Fees. The aggregate Tax Fees billed by KPMG for professional services rendered for tax compliance, tax advice and tax planning for the fiscal year ends December 31, 2019 and December 31, 2018 were $48,776 and $49,964, respectively.

Fees included in the Tax Fee category comprise all services performed by professional staff in the independent accountant’s tax division except those services related to the audit.  These services include preparation of tax returns, tax advice related to mergers and a review of the fund income and capital gain distributions.

(d)
All Other Fees.  The aggregate Other Fees billed by KPMG for all other non-audit services rendered to the fund for the fiscal year ends December 31, 2019 and December 31, 2018 were $0 and $0, respectively.

(e)(1)
Audit Committee Pre-Approval Policies and Procedures.

The fund Audit Committee must pre-approve all audit and non-audit services provided by the independent accountant relating to the operations or financial reporting of the funds.  Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The fund Audit Committee has adopted a policy whereby audit and non-audit services performed by the fund independent accountant require pre-approval in advance at regularly scheduled Audit Committee meetings.  If such a service is required between regularly scheduled Audit Committee meetings, pre-approval may be authorized by the Audit Committee Chairperson with ratification at the next scheduled audit committee meeting.

(e)(2)	No services included in (b) – (d) above were approved pursuant to paragraph (c)(7)(i)(C) of Rule 2-1 of Regulation S-X.

(f)	Not applicable
(g)
The Funds’ independent accountant did not provide any services to the investment advisor or any affiliate for the fiscal years ended December 31, 2019 and December 31, 2018.  The fund has not paid any fees for non-audit not previously disclosed in items 4 (b) – (d).

(h)
The registrant’s audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser, and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.  No such services were rendered.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

Not Applicable

ITEM 6.  SCHEDULE OF INVESTMENTS

(a)	Not Applicable. The complete Schedule of Investments is included in Item 1 of this Form N-CSR

(b)	Not Applicable.

ITEM 7.  DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 8.  PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable

ITEM 9.  PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANIES AND AFFILIATED PURCHASERS

Not Applicable

ITEM 10.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

There have been no changes to the procedure by which shareholders may recommend nominees to the registrant’s Board of Trustees.

ITEM 11.  CONTROLS AND PROCUDURES

(a)
The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3 (c) under the Investment Company Act of 1940, as amended) are effective as of a date within 90 days of the filing date of this report.

(b)	There have been no significant changes in the registrant’s internal controls or in other factors that could significantly affect these controls.

ITEM 13.  EXHIBITS

(a)(1)	The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed as an exhibit to this form N-CSR.

(a)(2)	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 are attached.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached.

ITEM 12. DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES

Not Applicable.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

DAVIS SERIES, INC.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 21, 2020

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Kenneth C. Eich
Kenneth C. Eich
Principal Executive Officer

Date: February 21, 2020

By	/s/ Douglas A. Haines
Douglas A. Haines
Principal Financial Officer and Principal Accounting Officer

Date: February 21, 2020